UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER:	811-23815

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Aksia Alternative Credit and
Income Fund

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court
Naperville, Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	Stephen Atkins, Treasurer
Calamos Advisors LLC
2020 Calamos Court
Naperville, Illinois 60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE:	(630) 245-7200

DATE OF FISCAL YEAR END: March 31, 2024

DATE OF REPORTING PERIOD: June 8, 2023 through March 31, 2024

ITEM 1(a). REPORT TO SHAREHOLDERS.

Calamos Aksia Alternative
Credit and Income Fund

ANNUAL REPORT MARCH 31, 2024

JOHN KOUDOUNIS

President and Chief Executive Officer,
Calamos Investments

Chairman, Calamos Aksia Funds

Dear Fellow Shareholders:

Since its founding nearly 50 years ago, Calamos Investments ("Calamos") has provided investors with innovative approaches that harness the tremendous and always evolving potential of the capital markets. Our unwavering drive to serve investors through innovation has fueled our growth across asset classes and especially in alternative investment strategies. A private credit closed-end interval fund brought in partnership with Aksia LLC ("Aksia"), a global leader in private markets, was the next logical and innovative step in this progression.

This is our first annual shareholder report for Calamos Aksia Alternative Credit and Income Fund (CAPIX). Calamos, through its subsidiary Calamos Advisors LLC, and Aksia are pleased to provide you with commentary from our portfolio management team, a listing of portfolio holdings, and audited financial statements and highlights for the fiscal year ending March 31, 2024.

CAPIX delivers an experienced approach

The Fund launched on June 8, 2023, with the aim of bringing the full spectrum of institutional-quality, private credit opportunities to our investors. Drawing on Aksia's depth and breadth of experience, the portfolio includes a core allocation to direct lending but goes much further, including investments in areas such as special situations, specialty finance, real estate credit, real assets credit, and mezzanine sectors.

CAPIX provides many potential benefits, including diversification, reduced market correlation, and enhanced returns. A dedicated liquidity allocation aims to support the working capital needs of the Fund, pursue opportunistic yield, and enhance overall diversification.

In many respects, CAPIX debuted during an optimal time as traditional lenders and banks experienced challenges. Interest rate policy has shifted after a decade of easing, and borrowers' needs for liquidity have escalated. We believe these financing gaps in the market, stresses on banks, and the introduction of increased regulations created an attractive time to deploy fresh capital.

Thank you for choosing CAPIX

Less than a year after its launch, the Fund's assets already stand at around $200 million. All of us at Calamos and Aksia are honored by the trust this milestone represents. We look forward to helping you achieve your investment goals through the years to come.

Sincerely,

John Koudounis
President and Chief Executive Officer, Calamos Investments
Chairman, Calamos Aksia Funds

Introducing an all-weather private credit approach:

Calamos Advisors LLC, a leader in liquid alternatives, and Aksia LLC, a global leader in private credit, join forces to offer Calamos Aksia Alternative Credit and Income Fund — an institutional-style private credit solution that seeks to address the challenges of interest rates, inflation, market volatility, economic uncertainty and the search for income.

Unique opportunity in private credit

Institutional Access: Access to the growing private credit asset class, leveraging Aksia LLC's global relationships, leading sourcing partners and potential deal flow

Broad Private Credit Exposure: Seeks to invest in the full spectrum of global private credit, beyond just direct lending and traded credit

Interval Fund Convenience: Point-and-click daily subscriptions, no accredited investor requirement and quarterly distributions with reporting on Form 1099-DIV

Liquidity Management Capabilities: Actively managed liquidity allocation designed to generate yield while prepositioning for 5% quarterly repurchase needs

Enhanced Income: Targets attractive yield and lower correlation; supported by diverse return drivers and collateral exposures

Favorable Time to Invest: Clean portfolio capitalizes on market paradigm shift, reduced liquidity for borrowers and persistent demand for capital

The opinions referenced are as of the date of the publication, are subject to change due to changes in the market or economic conditions, and may not necessarily come to pass. The information contained herein is for informational purposes only and should not be considered investment advice. See Fund Prospectus for detailed information.

TABLE OF CONTENTS

Investment Team Discussion (Unaudited)	1
Additional Information About the Funds (Unaudited)	3
Schedule of Investments	4
Statement of Assets and Liabilities	11
Statement of Operations	13
Statement of Changes In Net Assets	14
Statement of Cash Flows	15
Financial Highlights	16
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	30
Trustees and Officers (Unaudited)	31
Risk Factors	35
Other Information (Unaudited)	36

Investment Team Discussion (Unaudited)

Market Commentary

Despite a slowdown in private equity transaction activity in 2023, the private credit markets remained active on many fronts. During the period from the Fund's inception on June 8, 2023, through March 31, 2024, we saw record size transactions in both direct lending, especially in the technology industry, and in asset-backed investments secured by real estate, specialty finance assets and other collateral.* Previously, $1+ billion private credit transactions would be a noteworthy event but continued challenges in the syndicated loan markets in both the US and Europe have provided a financing gap for private credit originators to fill. Further, the much-publicized headwinds facing US regional banks in 2023 created a favorable environment for private credit originators to capture more market share in strategies such as commercial real estate, consumer finance and portfolio financings (specifically NAV loans).

At the same time, rising interest rates have been a headwind for some businesses as higher borrowing costs have cut into earnings. Aksia analyzed private credit investments dating back to 2001 and recently published an analysis of the impact of rising borrowing costs on private borrowers. In short, while financial performance was relatively resilient in 2023, there is a cohort of middle market borrowers who our analysis shows are under some stress from a liquidity perspective (<1.5x interest coverage ratio). A high portion of the stressed borrowers are from 2020/2021 vintage loans originated and structured at a time when interest rates were near 0%. Tightening interest coverage ratios are a "yellow light" for the market but can also be a source of "special situations" investments for some originators to provide new loans at a higher yield.

Fund Commentary

Collectively, these dynamics resulted in an array of new investment opportunities across all private credit sectors for our team to evaluate for the Fund. Since the Fund's inception, Aksia has evaluated over $20 billion of private credit investments from 169 different "sourcing partners." These opportunities were balanced across the various private credit sectors with over 50% of sourced deals outside of the direct lending market. As of March 31, 2024, Aksia has directed the Fund's investment in approximately 80 investments, maintaining a balance among strategies with no single position greater than 2.8% of total investments. The Fund's private credit portfolio is primarily comprised of floating rate loans with an average spread over base rates of 6.29% and features a weighted average yield of 11.65% through the fiscal period end. The Fund's private credit portfolio remains focused on 1st lien debt (approximately 97% of assets).

The Fund's strategies include an actively managed liquid credit strategy designed to generate yield and provide cash management efficiencies. The liquid credit strategy's primary investments may include Treasuries, liquid corporate debt, syndicated loans, and other liquid alternative strategies employed by Calamos. Supported by competitive income and corporate fundamentals, the liquidity allocation exceeded the returns of cash during the reporting period, in line with our expectations.

*  Source: Lee, L & Sage J (2023, August 17). Private Credit Loans Are Growing Bigger and Breaking Records. Bloomberg, https://www.bloomberg.com/news/articles/2023-08-17/private-credit-loans-are-growing-bigger-and-breaking-records

Investment Team Discussion (Unaudited)

As of March 31, 2024, the Fund's assets were allocated 50% to direct lending, 14% to specialty finance, 9% to real estate credit, 8% to special situations, 7% to liquid credit along with smaller positions in mezzanine debt and real assets credit. Within direct lending, the portfolio is further diversified across borrower size, geography, private equity sponsor and industry.

The Fund's since inception performance from June 8, 2023, through March 31, 2024, was 9.83% (Class I shares at net asset value) on a cumulative basis over a partial, 9.5-month period. The gain was predominantly generated by coupon income from our underlying private credit positions. We feel confident in the Fund's diversification across various collateral types, credit strategies alongside the downside protection provided by senior debt positions with material equity subordination in many cases.

We greatly appreciate the support that we've received from our investors and interest in our approach. We look forward to an exciting and dynamic year ahead for the private credit markets.

Sincerely,

Calamos and Aksia

Returns are in US dollar terms. Past performance is no guarantee of future results.

The information contained herein, while not guaranteed as to accuracy or completeness, has been obtained from sources we believe to be reliable. Opinions are as of the publication date, subject to change and may not come to pass.

This information is being provided for informational purposes only and should not be considered investment advice.

CALAMOS AKSIA ALTERNATIVE CREDIT AND INCOME FUND ANNUAL REPORT

Additional Information About the Funds (Unaudited)

Calamos Aksia Alternative Credit and Income Fund

GROWTH OF $1,000,000: FOR THE PERIOD SINCE INCEPTION (6/08/23) THROUGH 3/31/24

CUMULATIVE TOTAL RETURN† AS OF 3/31/24

SINCE INCEPTION* (6/08/23)
Calamos Aksia Alternative Credit and Income Fund – Class A	9.71%
Calamos Aksia Alternative Credit and Income Fund – Class C	9.04%
Calamos Aksia Alternative Credit and Income Fund – Class I**	9.83%
Calamos Aksia Alternative Credit and Income Fund – Class M	9.29%
Morningstar LSTA US Leveraged Loan Index	10.63%
Bloomberg U.S. Aggregate Bond Index	2.43%

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent quarter end performance may be obtained by calling 1 (888) 882-8829.

†  Cumulative total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions.

*  The returns reflect the actual performance for the period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).

**  Minimum initial investment is $1,000,000.

The Expense Limitation and Reimbursement Agreement is in effect for a three-year period from April 28, 2023, the effective date of the Expense Limitation and Reimbursement Agreement ("Initial Term"). After the Initial Term, the Expense Limitation and Reimbursement Agreement may be terminated before that date by the Fund or the Investment Manager upon 30 days' written notice.

Fund performance is shown net of fees. For the Fund's current expense ratios, please refer to the Financial Highlights Section of this report. Performance results include the effect of expense reduction arrangements for some, or all the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends.

The Morningstar LSTA US Leveraged Loan 100 Index is designed to measure the performance of the 100 largest facilities in the US leveraged loan market.

The Bloomberg US Aggregate Bond Index is considered generally representative of the investment grade bond market.

Unmanaged index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

Schedule of Investments As of March 31, 2024

PRINCIPAL AMOUNT		VALUE
ASSET-BACKED SECURITIES (1.3%)
	Financial Services (1.3%)
$1,000,000	Barings Middle Market CLO 2023-II Ltd. 9.483% (SOFR+415 basis points), 1/20/2032[1,2,3]	$1,001,407
500,000	POST CLO 2024-1 Ltd. 0.000% 4/20/2037[1,2,4,14]	450,000
250,000	Sandstone Peak II Ltd. 0.000% 7/20/2036[1,2,4,14]	220,000
	TOTAL ASSET-BACKED SECURITIES (Cost $1,700,000)	1,671,407
CORPORATE LOANS (84.5%)
	Automobile Components (0.2%)
243,655	American Axle & Manufacturing, Inc. First Lien Term Loan, 8.918% (SOFR+350 basis points), 12/13/2029[2,3]	244,569
	Building Products (0.0%)
45,000	MIWD Holding Company LLC First Lien Term Loan, 8.829% (SOFR+350 basis points), 3/28/2031[2,3]	45,267
	Capital Markets (0.9%)
769,231	Betterment Holdings, Inc. First Lien Delay Draw, 0.500%, 10/6/2027[6,7,8]	(1,038)
1,230,769	First Lien Term Loan, 13.000% (PRIME+450 basis points), 10/6/2027[3,6,7]	1,229,109
		1,228,071
	Chemicals (2.3%)
248,750	Chemours Co. First Lien Term Loan, 8.830% (SOFR+350 basis points), 8/18/2028[2,3]	248,377
2,000,000	Formulations Parent Corporation First Lien Term Loan, 11.057% (SOFR+575 basis points), 11/30/2030[3,6]	1,975,000
248,747	Ineos US Finance LLC First Lien Term Loan, 8.930% (SOFR+350 basis points), 2/19/2030[2,3]	249,058
248,747	LSF11 A5 HoldCo LLC First Lien Term Loan, 9.678% (SOFR+425 basis points), 10/16/2028[2,3]	249,462
248,096	W.R. Grace Holdings LLC First Lien Term Loan, 9.321% (SOFR+375 basis points), 9/22/2028[2,3]	248,845
		2,970,742
	Commercial Services & Supplies (9.2%)
3,019,167	Associations, Inc. First Lien Term Loan, 12.060% (SOFR+676 basis points), 7/2/2027[3,6,9]	2,998,033
235,294	DMT Solutions Global Corporation First Lien Term Loan, 13.272% (SOFR+810 basis points), 8/30/2027[3,6]	232,353
PRINCIPAL AMOUNT		VALUE
$248,676	First Lien Term Loan, 13.402% (SOFR+810 basis points), 8/30/2027[3,6]	$245,568
235,294	First Lien Term Loan, 13.427% (SOFR+810 basis points), 8/30/2027[3,6]	232,353
235,294	First Lien Term Loan, 13.443% (SOFR+810 basis points), 8/30/2027[3,6]	232,353
743,976	Landscape Workshop, LLC First Lien Term Loan, 11.466% (SOFR+615 basis points), 9/22/2025[3,6,7]	737,652
742,349	Lynx Franchising, LLC First Lien Term Loan, 12.225% (SOFR+700 basis points), 12/18/2026[3,6,7]	738,267
10,800	SEI Holdings I Corporation First Lien Delay Draw, 12.048% (SOFR+675 basis points), 3/27/2028[3,6]	10,643
42,708	First Lien Delay Draw, 12.052% (SOFR+675 basis points), 3/27/2028[3,6,7]	42,089
868,149	First Lien Term Loan, 12.060% (SOFR+675 basis points), 3/27/2028[3,6,7]	855,561
35,013	First Lien Delay Draw, 12.063% (SOFR+675 basis points), 3/27/2028[3,6]	34,505
25,623	First Lien Delay Draw, 12.081% (SOFR+675 basis points), 3/27/2028[3,6,7]	25,251
10,774	First Lien Delay Draw, 12.091% (SOFR+675 basis points), 3/27/2028[3,6]	10,617
3,000,000	Southern Graphics Inc. First Lien Revolver, 11.327% (SOFR+600 basis points), 4/30/2028[3,6,7]	2,662,500
2,992,318	VRC Companies LLC First Lien Term Loan, 11.074% (SOFR+550 basis points), 6/29/2027[3,6]	2,992,318
		12,050,063
	Construction & Engineering (2.3%)
110,837	LJ Avalon Holdings LLC First Lien Revolver, 0.500%, 2/1/2029[6,8]	—
9,895	First Lien Delay Draw, 11.709% (SOFR+640 basis points), 2/1/2030[3,6]	9,929
315,776	First Lien Term Loan, 11.792% (SOFR+640 basis points), 2/1/2030[3,6]	316,881
60,165	First Lien Delay Draw, 11.713% (SOFR+640 basis points), 2/1/2030[3,6,10]	17,607
800,000	OSR Intermediate LLC First Lien Revolver, 0.500%, 3/15/2029[6,8]	(8,000)
533,333	First Lien Delay Draw, 1.000%, 3/15/2029[6,8]	—
2,666,667	First Lien Term Loan, 11.325% (SOFR+600 basis points), 3/15/2029[3,6]	2,640,000
		2,976,417
	Consumer Staples Distribution & Retail (1.9%)
248,724	PetSmart, LLC. First Lien Term Loan, 9.180% (SOFR+375 basis points), 2/12/2028[2,3]	248,466
1,866,667	Save Mart Supermarkets LLC First Lien Term Loan, 12.814% (SOFR+751 basis points), 3/28/2027[3,6]	1,866,666

See accompanying Notes to Financial Statements.

CALAMOS AKSIA ALTERNATIVE CREDIT AND INCOME FUND ANNUAL REPORT

Schedule of Investments As of March 31, 2024

PRINCIPAL AMOUNT		VALUE
$400,000	United Natural Foods, Inc. First Lien Term Loan, 8.578% (SOFR+325 basis points), 10/22/2025[2,3]	$400,242
		2,515,374
	Containers & Packaging (0.5%)
742,443	Tank Holding Corp. First Lien Term Loan, 11.177% (SOFR+585 basis points), 3/31/2028[3,6,7]	722,769
	Distributors (0.2%)
248,752	Windsor Holdings III LLC First Lien Term Loan, 9.329% (SOFR+400 basis points), 8/1/2030[2,3]	250,035
	Diversified Consumer Services (1.1%)
1,488,550	Cambium Learning Group, Inc. First Lien Term Loan, 10.918% (SOFR+560 basis points), 7/20/2028[3,6]	1,494,504
	Diversified Telecommunication Services (1.2%)
344,828	Honeycomb Private Holdings II, LLC First Lien Delay Draw, 1.000%, 12/31/2029[6,8]	(2,241)
1,655,172	First Lien Term Loan, 11.577% (SOFR+625 basis points), 12/31/2029[3,6]	1,632,000
		1,629,759
	Electrical Equipment (2.4%)
266,666	Clarience Technologies LLC Unitranche Delay Draw, 1.000%, 2/13/2031[6,8]	(2,667)
2,466,667	Unitranche Term Loan, 11.059% (SOFR+575 basis points), 2/13/2031[3,6]	2,442,000
266,667	Unitranche Revolver, 11.065% (SOFR+575 basis points), 2/13/2030[3,6]	6,222
744,375	TS OPCO Holding, LLC and Trystar, LLC First Lien Term Loan, 10.684% (SOFR+550 basis points), 9/28/2027[3,6,7,10]	734,326
		3,179,881
	Electronic Equipment, Instruments & Components (0.8%)
1,057,000	Specialty Measurement Holdco Limited Unitranche Term Loan, 11.810% (SOFR+650 basis points), 11/8/2030[3,6,7]	1,033,746
	Energy Equipment & Services (1.7%)
249,375	New Fortress Energy, Inc. First Lien Term Loan, 10.317% (SOFR+450 basis points), 10/30/2028[2,3]	250,492
1,992,500	USA Debusk LLC First Lien Term Loan, 11.929% (SOFR+660 basis points), 6/30/2028[3,6]	2,014,019
		2,264,511
	Entertainment (0.9%)
2,300,000	Crown Finance US, Inc. First Lien Revolver, 11.938% (SOFR+662 basis points), 7/31/2028[3,6,7,10]	1,221,300
PRINCIPAL AMOUNT		VALUE
	Financial Services (2.5%)
$1,000,000	Clear SPV V US L.P. First Lien Delay Draw, 16.327% (SOFR+1,100 basis points), 3/29/2027[3,6,10]	$372,800
1,500,000	Cor Leonis Limited First Lien Revolver, 12.809% (SOFR+750 basis points), 5/15/2028[3,6,10]	1,196,713
600,000	Galway Borrower, LLC First Lien Delay Draw, 1.000%, 9/29/2028[6,8]	600
397,000	First Lien Term Loan, 11.052% (SOFR+575 basis points), 9/29/2028[3,6]	404,146
	More Cowbell II LLC
108,855	First Lien Delay Draw, 1.000%, 9/1/2030[6,7,8]	(163)
141,551	First Lien Revolver, 11.279% (SOFR+600 basis points), 9/1/2029[3,6,7,10]	24,859
999,564	First Lien Term Loan, 11.093% (SOFR+600 basis points), 9/1/2030[3,6,7]	990,568
335,000	Osaic Wealth, Inc. First Lien Term Loan, 9.327% (SOFR+400 basis points), 8/16/2028[2,3]	336,695
		3,326,218
	Food Products (0.4%)
248,734	Clydesdale Acquisition Holdings Inc. First Lien Term Loan, 9.105% (SOFR+375 basis points), 4/13/2029[2,3]	249,356
300,000	Fiesta Purchaser, Inc. First Lien Term Loan, 9.327% (SOFR+400 basis points), 2/12/2031[2,3]	300,854
		550,210
	Ground Transportation (0.5%)
32,534	ITI Intermodal Services, LLC First Lien Delay Draw, 11.680% (SOFR+635 basis points), 12/21/2027[3,6,7]	31,346
464,595	First Lien Term Loan, 11.930% (SOFR+660 basis points), 12/21/2027[3,6,7]	451,354
245,371	First Lien Delay Draw, 11.930% (SOFR+660 basis points), 12/21/2027[3,6,7]	238,378
		721,078
	Health Care Equipment & Supplies (1.5%)
55,556	Medical Device, Inc. First Lien Revolver, 0.500%, 7/12/2029[6,8]	(417)
442,222	First Lien Term Loan, 11.902% (SOFR+660 basis points), 7/12/2029[3,6]	438,906
1,535,267	TecoStar Holdings, Inc. First Lien Term Loan, 13.826% (SOFR+850 basis points), 7/7/2029[3,6]	1,549,085
		1,987,574
	Health Care Providers & Services (2.7%)
1,043,211	JDC Healthcare Management, LLC First Lien Term Loan, 20.829% (SOFR+1,550 basis points), 9/29/2028[3,6,7,9]	1,009,307
2,253,991	Space Intermediate III, Inc. Unitranche Term Loan, 11.572% (SOFR+625 basis points), 11/8/2029[3,6]	2,244,975

See accompanying Notes to Financial Statements.

Schedule of Investments As of March 31, 2024

PRINCIPAL AMOUNT		VALUE
$250,000	Star Parent, Inc. First Lien Term Loan, 9.330% (SOFR+400 basis points), 9/30/2030[2,3]	$248,797
		3,503,079
	Health Care Technology (3.4%)
1,990,000	PracticeTek Purchaser, LLC First Lien Term Loan, 11.080% (SOFR+575 basis points), 11/23/2027[3,6]	1,959,155
2,500,000	Ruby Buyer, LLC First Lien Term Loan, 11.754% (SOFR+650 basis points), 12/21/2029[3,6]	2,461,250
		4,420,405
	Hotels, Restaurants & Leisure (1.0%)
248,744	Caesars Entertainment, Inc. First Lien Term Loan, 8.663% (SOFR+325 basis points), 2/6/2030[2,3]	249,764
397,995	Carnival Corporation & plc First Lien Term Loan, 8.319% (SOFR+300 basis points), 8/9/2027[2,3]	399,073
248,731	Fertitta Entertainment, Inc. First Lien Term Loan, 9.788% (SOFR+375 basis points), 1/29/2029[2,3]	249,625
400,000	Life Time, Inc. First Lien Term Loan, 9.570% (SOFR+400 basis points), 1/15/2026[2,3]	402,916
		1,301,378
	Insurance (3.6%)
2,961,956	Accuserve Solutions, Inc. 2024 Delay Draw, 1.000%, 8/13/2029[6,8]	(44,429)
195,652	Unitranche Revolver, 11.060% (SOFR+575 basis points), 3/15/2030[3,6,10]	(2,935)
2,777,174	First Lien Term Loan, 11.420% (SOFR+625 basis points), 8/11/2029[3,6]	2,735,516
65,217	Unitranche Revolver, 13.243% (SOFR+794 basis points), 3/15/2030[3,6]	64,246
204,345	Alliant Holdings LLC First Lien Term Loan, 8.827% (SOFR+350 basis points), 11/6/2030[2,3]	205,389
248,731	AssuredPartners, LLC First Lien Term Loan, 8.827% (SOFR+350 basis points), 2/12/2027[2,3]	249,237
249,375	BroadStreet Partners, Inc. First Lien Term Loan, 9.080% (SOFR+375 basis points), 1/26/2029[2,3]	250,404
300,000	HUB International Limited First Lien Term Loan, 8.837% (SOFR+325 basis points), 6/20/2030[2,3]	300,449
918,553	Neptune Flood Incorporated First Lien Term Loan, 11.401% (SOFR+610 basis points), 5/8/2029[3,6]	919,930
		4,677,807
PRINCIPAL AMOUNT			VALUE
		Interactive Media & Services (0.5%)
$374,052		Revelstoke Bidco Limited First Lien Delay Draw, 2.188%, 11/30/2030[6,7,8]	$(4,489)
625,948		First Lien Term Loan, 11.559% (SOFR+625 basis points), 11/30/2030[3,6,7]	609,048
			604,559
		IT Services (3.9%)
248,641		Boxer Parent Company Inc. First Lien Term Loan, 9.309% (SOFR+425 basis points), 12/29/2028[2,3]	250,531
135,364		Salute Mission Critical LLC First Lien Revolver, 0.500%, 11/30/2027[6,8]	—
668,359		First Lien Term Loan, 11.302% (SOFR+600 basis points), 11/30/2027[3,6]	675,711
189,035		First Lien Delay Draw, 11.302% (SOFR+600 basis points), 11/30/2027[3,6]	191,115
2,992,500		Smartronix, LLC First Lien Term Loan, 11.575% (SOFR+635 basis points), 11/23/2028[3,6]	2,928,161
1,000,000	EUR	Xebia Group Holding B.V. First Lien Term Loan, 10.902% (EURIBOR+700 basis points), 7/31/2027[3,5,6]	1,049,736
			5,095,254
		Life Sciences Tools & Services (0.8%)
1,000,000		Life Science Intermediate Holdings, LLC First Lien Delay Draw, 11.930% (SOFR+660 basis points), 6/10/2027[3,6]	1,003,500
		Media (0.4%)
250,000		Clear Channel Outdoor Americas, Inc. First Lien Term Loan, 9.441% (SOFR+400 basis points), 8/23/2028[2,3]	250,312
329,422		DIRECT TV Inc. First Lien Term Loan, 10.445% (SOFR+500 basis points), 8/2/2027[2,3]	330,246
			580,558
		Oil, Gas & Consumable Fuels (0.4%)
496,864		Par Petroleum, LLC First Lien Term Loan, 9.693% (SOFR+425 basis points), 2/28/2030[2,3]	498,260
		Passenger Airlines (0.6%)
235,000		Air Canada First Lien Term Loan, 7.833% (SOFR+250 basis points), 3/21/2031[2,3]	235,736
500,000		United Airlines Holdings, Inc. First Lien Term Loan, 8.076% (SOFR+275 basis points), 2/24/2031[3]	501,405
			737,141
		Pharmaceuticals (1.4%)
496,218		Amneal Pharmaceuticals, LLC First Lien Term Loan, 10.830% (SOFR+550 basis points), 5/4/2028[2,3]	496,297
248,723		Freya US Finco LLC First Lien Delay Draw, 0.750%, 10/31/2030[6,7,8]	(1,617)

See accompanying Notes to Financial Statements.

CALAMOS AKSIA ALTERNATIVE CREDIT AND INCOME FUND ANNUAL REPORT

Schedule of Investments As of March 31, 2024

PRINCIPAL AMOUNT			VALUE
$1,036,345		First Lien Term Loan, 11.552% (SOFR+625 basis points), 10/31/2030[3,6,7]	$1,016,655
397,729		Jazz Pharmaceuticals plc First Lien Term Loan, 8.963% (SOFR+300 basis points), 5/5/2028[2,3]	400,215
			1,911,550
		Professional Services (10.3%)
2,500,000	EUR	Breeze Buyer B.V. Unitranche Term Loan, 9.908% (EURIBOR+600 basis points), 1/8/2031[5,6]	2,645,917
		Corsair Blade IV (Luxembourg) S.A.R.L.
1,516,235	GBP	Unitranche Revolver, 1.250%, 2/2/2031[5,6,8]	(20,133)
320,320	EUR	Unitranche Term Loan, 9.658% (EURIBOR+575 basis points), 2/2/2031[3,5,6]	338,670
2,210,913	GBP	Unitranche Term Loan, 10.949% (SONIA+575 basis points), 2/2/2031[3,5,6]	2,734,689
2,000,000		ERS Holdings LLC First Lien Delay Draw, 0.750%, 5/1/2027[6,7,8]	(30,000)
3,990,000		First Lien Term Loan, 11.076% (SOFR+575 basis points), 5/1/2027[3,6,7]	3,930,150
144,541		Gerson Lehrman Group, Inc. First Lien Revolver, 0.500%, 12/13/2027[6,8]	—
2,855,459		First Lien Term Loan, 10.702% (SOFR+540 basis points), 12/13/2027[3,6]	2,841,181
739,607		Royal Holdco Corporation First Lien Term Loan, 11.180% (SOFR+585 basis points), 12/30/2026[3,6,7]	728,143
300,000		UKG, Inc. First Lien Term Loan, 8.814% (SOFR+350 basis points), 2/10/2031[2,3]	301,922
			13,470,539
		Real Estate Management & Development (9.3%)
1,000,000		39th Ave Holdings 1 & 2 LLC First Mortgage Delay Draw, 12.279% (SOFR+695 basis points), 12/1/2024[3,6]	1,000,000
600,000		400 NE 2nd Street Owner LLC First Mortgage Delay Draw, 10.527% (SOFR+520 basis points), 4/21/2024[3,6,7,10]	597,515
3,400,000		Cropsey Partners LLC First Mortgage Delay Draw, 12.468% (SOFR+717 basis points), 5/1/2024[3,6]	3,400,000
600,000		DTH 215 Venture LLC First Mortgage Delay Draw, 10.999% (SOFR+567 basis points), 2/28/2025[3,6,7,10]	591,007
3,000,000		G4 18208, LLC & G4 18210, LLC Mezzanine Term Loan, 10.479% (SOFR+515 basis points), 10/31/2026[3,6]	3,004,500
1,500,000	EUR	Omdus Holding B.V. Unitranche Term Loan, 10.152% (EURIBOR+625 basis points), 6/30/2029[3,5,6]	1,613,443
2,000,000		Peebles El Ad Tribeca Mezz LLC Mezzanine Term Loan, 13.210% (SOFR+788 basis points), 6/1/2026[3,6]	1,999,000
			12,205,465
PRINCIPAL AMOUNT			VALUE
		Software (13.5%)
$722,920		1WS Intermediate, Inc. First Lien Term Loan, 10.177% (SOFR+500 basis points), 7/8/2025[3,6,7]	$722,920
19,345		First Lien Delay Draw, 10.208% (SOFR+490 basis points), 7/8/2025[3,6,7]	19,345
2,992,308		Apryse Software Inc. First Lien Term Loan, 10.802% (SOFR+550 basis points), 7/15/2027[3,6]	2,992,308
134,375		Arrow Buyer, Inc. First Lien Delay Draw, 1.000%, 7/6/2030[6,8]	403
50,000		First Lien Delay Draw, 11.696% (SOFR+650 basis points), 7/6/2030[3,6]	49,775
3,125		First Lien Delay Draw, 11.787% (SOFR+650 basis points), 7/6/2030[3,6]	3,111
810,469		First Lien Term Loan, 11.802% (SOFR+650 basis points), 7/6/2030[3,6]	806,822
1,000,000		Cardinal Parent, Inc. First Lien Term Loan, 12.250%, 12/31/2027[6,7]	960,000
250,000		CDK Global, Inc. First Lien Term Loan, 9.309% (SOFR+400 basis points), 7/6/2029[2,3]	251,032
135,135		Enverus Holdings, Inc. First Lien Revolver, 0.500%, 12/31/2029[6,8]	(1,351)
88,803		First Lien Delay Draw, 1.000%, 12/31/2029[6,8]	(222)
1,776,062		First Lien Term Loan, 10.827% (SOFR+550 basis points), 12/31/2029[3,6]	1,758,301
997,500		Evergreen IX Borrower 2023, LLC Unitranche Term Loan, 11.310% (SOFR+600 basis points), 9/26/2030[3,6]	989,021
2,000,000		Finastra USA, Inc. First Lien Term Loan, 12.459% (SOFR+725 basis points), 9/20/2029[3,6]	1,991,000
260,869		Icefall Parent, Inc. First Lien Revolver, 0.500%, 1/25/2030[6,8]	(5,217)
2,739,130		First Lien Term Loan, 11.802% (SOFR+650 basis points), 1/25/2030[3,6]	2,684,348
990,000		NF HoldCo LLC First Lien Term Loan, 11.810% (SOFR+650 basis points), 3/30/2029[3,6,7]	979,605
744,356		OSP Hamilton Purchaser, LLC First Lien Term Loan, 10.927% (SOFR+560 basis points), 12/28/2029[3,6,7]	746,217
640,000	GBP	Proactis Holdings Limited First Lien Term Loan, 15.590% (SONIA+1,040 basis points), 8/25/2029[3,5,6,7,9]	798,485
1,000,000		Serrano Parent, LLC First Lien Term Loan, 11.810% (SOFR+650 basis points), 5/12/2030[3,6]	999,000
979,275		Vital Buyer, LLC First Lien Term Loan, 10.841% (SOFR+550 basis points), 6/1/2028[3,6,7]	967,523
			17,712,426

See accompanying Notes to Financial Statements.

Schedule of Investments As of March 31, 2024

PRINCIPAL AMOUNT		VALUE
	Specialty Retail (0.3%)
$398,992	Hanesbrands, Inc. First Lien Term Loan, 9.080% (SOFR+375 basis points), 3/8/2030[2,3]	$399,429
	Trading Companies & Distributors (1.2%)
297,872	Ambient Enterprises Holdco LLC First Lien Revolver, 0.500%, 11/30/2029[6,8]	(2,681)
339,793	First Lien Delay Draw, 11.325% (SOFR+600 basis points), 11/30/2029[3,6,10]	250,264
1,354,893	First Lien Term Loan, 11.324% (SOFR+600 basis points), 6/30/2030[3,6]	1,342,700
		1,590,283
	Transportation Infrastructure (0.7%)
1,400,000	FB FLL Aviation LLC First Lien Delay Draw, 12.327% (SOFR+700 basis points), 7/19/2028[3,6,10]	881,200
	TOTAL CORPORATE LOANS (Cost $110,538,867)	111,004,921
NUMBER OF SHARES
WARRANTS 0.0%
	Capital Markets (0.0%)
6,144	Betterment Holdings, Inc. Exercise Price $6.51, Expiration Date 10/6/2033[6,7]	—
	Financial Services (0.0%)
1,681,901	CFT Clear Finance Technology Corp. Exercise Price $0.01, Expiration Date 10/3/2035[6]	27,782
	TOTAL WARRANTS (Cost $0)	27,782
PRINCIPAL AMOUNT
SUBORDINATED DEBT (4.6%)
	Capital Markets (2.3%)
$3,000,000	Sagittarius Holdings, Ltd. Unsecured / Mezz Delayed Draw, 11.840% (SOFR+650 basis points), 12/23/2027[3,6]	3,001,500
	Electronic Equipment, Instruments & Components (0.8%)
1,024,368	AMG Investment Holdings IV LLC Unsecured / Mezz Delayed Draw, 14.250%, 8/13/2028[6,9]	1,018,733
	Financial Services (1.5%)
2,000,000	Blue Owl Technology Income Corp. Unsecured / Mezz Delayed Draw, 10.113% (SOFR+475 basis points), 1/15/2029[3,6]	1,991,000
	SUBORDINATED DEBT (Cost $6,054,585)	6,011,233
	NUMBER OF SHARES	VALUE
PRIVATE INVESTMENT FUNDS (9.6%)
	Capital Markets (1.5%)
N/A	BSOF SRT Parallel Onshore Fund LP11,12	$1,038,069
N/A	Eagle Point SRT Co-Invest I LP11,12	1,000,038
		2,038,107
	Financial Services (6.6%)
74,774	AG Twin Brook Capital Income Fund[11]	1,901,309
N/A	Bridgepoint Credit Opportunities III "A" LP5,11,12	1,958,362
N/A	CCS Co-Investment Vehicle 1 LP Incorporated[11,12]	2,411,676
67,568	T. Rowe Price OHA Select Private Credit Fund[11]	1,906,716
N/A	Whitehorse Liquidity Partners V LP11,12	430,208
		8,608,271
	Real Estate Management & Development (1.5%)
N/A	BP Holdings Zeta LP11,12	2,000,000
	TOTAL PRIVATE INVESTMENT FUNDS (Cost $11,400,525)	12,646,378
SHORT-TERM INVESTMENTS (0.5%)
666,952	Morgan Stanley Institutional Liquidity Funds – Government Portfolio, Institutional Share Class, 5.21%[13]	666,952
	TOTAL SHORT-TERM INVESTMENTS (Cost $666,952)	666,952
	TOTAL INVESTMENTS (100.5%) (Cost $130,360,929)	132,028,673
LIABILITIES LESS OTHER ASSETS (-0.5%)		(678,412)
NET ASSETS (100.0%)		$131,350,261

CLO  Collateralized Loan Obligation

EUR  Euro

EURIBOR  Euro Interbank Offered Rate

GBP  British Pound

LLC  Limited Liability Company

LP  Limited Partnership

PRIME   U.S. Prime Rate

SOFR  Secured Overnight Financing Rate

SONIA  Sterling Overnight Index Average

US  United States

1  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $1,671,407, which represents 1.27% of the total net assets of the Fund.

2  Callable.

3  Floating rate security, upon which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

See accompanying Notes to Financial Statements.

CALAMOS AKSIA ALTERNATIVE CREDIT AND INCOME FUND ANNUAL REPORT

Schedule of Investments As of March 31, 2024

4  Variable rate security. Rate shown is the rate in effect as of period end.

5  Foreign securities entered into in foreign currencies are converted to U.S. Dollars using period end spot rates.

6  Level 3 securities fair valued under procedures established by the Board of Trustees, represents 81.65% of Net Assets. The total value of these securities is $107,251,179.

7  This investment was made through a participation. Please see Note 2 for a description of loan participations.

8  Represents an unfunded loan commitment. The rate disclosed is equal to the commitment fee. The negative cost and/or fair value, if applicable, is due to the discount received in excess of the principal amount of the unfunded commitment. See Note 2 for additional information.

9  Payment-in-kind interest is generally paid by issuing additional par of the security rather than paying cash.

10  A portion of this holding is subject to unfunded loan commitments. The stated interest rate reflects the reference rate and spread for the funded portion. See Note 2 for additional information.

11  Investment valued using net asset value per share as a practical expedient. See Note 10 for respective unfunded commitments and redemptive restrictions.

12  Private investment company does not issue shares or units.

13  The rate is the annualized seven-day yield at period end.

14  Non-income producing.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

SALE CONTRACTS	SETTLEMENT DATE	COUNTERPARTY	CURRENCY EXCHANGE	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT MARCH 31, 2024	UNREALIZED APPRECIATION (DEPRECIATION)
EUR	4/15/24	Northern Trust	EUR per USD	6,716,687	$7,368,690	$7,251,563	$117,127
GBP	4/15/24	Northern Trust	GBP per USD	633,600	811,502	799,776	11,726
EUR	4/15/24	JP Morgan	EUR per USD	313,914	342,079	338,912	3,167
GBP	4/15/24	Bank of New York	GBP per USD	2,157,218	2,750,352	2,722,997	27,355
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS					$11,272,623	$11,113,248	$159,375

EUR – Euro

GBP – British Pound

USD – U.S. Dollar

See accompanying Notes to Financial Statements.

Summary of Investments As of March 31, 2024

SECURITY TYPE/SECTOR	PERCENT OF TOTAL NET ASSETS
Corporate Loans
Software	13.5%
Professional Services	10.3%
Real Estate Management & Development	9.3%
Commercial Services & Supplies	9.2%
IT Services	3.9%
Insurance	3.6%
Health Care Technology	3.4%
Health Care Providers & Services	2.7%
Financial Services	2.5%
Electrical Equipment	2.4%
Construction & Engineering	2.3%
Chemicals	2.3%
Consumer Staples Distribution & Retail	1.9%
Energy Equipment & Services	1.7%
Health Care Equipment & Supplies	1.5%
Pharmaceuticals	1.4%
Diversified Telecommunication Services	1.2%
Trading Companies & Distributors	1.2%
Diversified Consumer Services	1.1%
Hotels, Restaurants & Leisure	1.0%
Capital Markets	0.9%
Entertainment	0.9%
Electronic Equipment, Instruments & Components	0.8%
Life Sciences Tools & Services	0.8%
Transportation Infrastructure	0.7%
Passenger Airlines	0.6%
Containers & Packaging	0.5%
Ground Transportation	0.5%
Interactive Media & Services	0.5%
Media	0.4%
Food Products	0.4%
Oil, Gas & Consumable Fuels	0.4%
Specialty Retail	0.3%
Distributors	0.2%
Automobile Components	0.2%
Building Products	0.0%
Total Corporate Loans	84.5%
Private Investment Funds
Financial Services	6.6%
Capital Markets	1.5%
Real Estate Management & Development	1.5%
Total Private Investment Funds	9.6%
Subordinated Debt
Capital Markets	2.3%
Financial Services	1.5%
Electronic Equipment, Instruments & Components	0.8%
Total Subordinated Debt	4.6%
SECURITY TYPE/SECTOR	PERCENT OF TOTAL NET ASSETS
Asset-Backed Securities
Financial Services	1.3%
Short-Term Investments	0.5%
Warrants
Financial Services	0.0%
Capital Markets	0.0%
Total Warrants	0.0%
Total Investments	100.5%
Liabilities in Excess of Other Assets	(0.5)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

CALAMOS AKSIA ALTERNATIVE CREDIT AND INCOME FUND ANNUAL REPORT

Statement of Assets and Liabilities March 31, 2024

ASSETS
Investments in securities, at value (cost $130,360,929)	$132,028,673
Cash	4,686,977
Foreign currency, at value (cost $1,862,431)	1,855,180
Unrealized appreciation on forward foreign currency exchange contracts	159,375
Receivables:
Accrued interest	1,351,373
Fund shares sold	1,403,937
Investments sold	110,936
Other assets	92,027
Total assets	141,688,478
LIABILITIES
Payables:
Secured credit facility, net (Note 2)	8,517,356
Investments purchased	1,263,906
Investment Advisory fees	149,024
Interest on secured credit facility (Note 2)	14,096
Distribution fees (Note 3)	253
Other accounts payable and accrued liabilities	393,582
Total liabilities(a)	10,338,217
NET ASSETS	$131,350,261
COMPOSITION OF NET ASSETS
Paid in capital (par value of $0.001 per share with an unlimited number of shares authorized)	$127,143,021
Accumulated distributable earnings (deficit)	4,207,240
NET ASSETS	$131,350,261

(a) Separately, see Note 2 Commitment and Contingencies for detail on unfunded commitments.

See accompanying Notes to Financial Statements.

Statement of Assets and Liabilities March 31, 2024 (Continued)

MAXIMUM OFFERING PRICE PER SHARE
Class A:
Net assets applicable to shares outstanding	$940,304
Shares of beneficial interest issued and outstanding	88,748
Net asset value, offering and redemption price per share	$10.60
Maximum sales charge (2.25% of offering price)*	$0.24
Maximum offer price to public	$10.84
Class C:
Net assets applicable to shares outstanding	$32,704
Shares of beneficial interest issued and outstanding	3,092
Net asset value, offering and redemption price per share	$10.58
Class I:
Net assets applicable to shares outstanding	$130,344,482
Shares of common stock issued and outstanding	12,297,876
Net asset value, offering and redemption price per share	$10.60
Class M:
Net assets applicable to shares outstanding	$32,771
Shares of beneficial interest issued and outstanding	3,096
Net asset value, offering and redemption price per share	$10.58
* Investors in Class A Shares may be charged a sales charge of up to 2.25% of the subscription amount.

See accompanying Notes to Financial Statements.

CALAMOS AKSIA ALTERNATIVE CREDIT AND INCOME FUND ANNUAL REPORT

Statement of Operations For the Period June 8, 20231 Through March 31, 2024

INVESTMENT INCOME
Interest	$5,530,781
Payment-in-kind interest	55,942
Distributions from private investment funds	39,019
Total investment income	5,625,742
EXPENSES
Investment management fees	625,857
Interest expense	257,877
Trustees' fees and officer compensation	137,775
Audit fees	128,500
Fund accounting and administration fees	104,722
Insurance fees	79,801
Transfer agent fees	50,697
Sub transfer agent fees—Class A	90
Sub transfer agent fees—Class I	26,464
Shareholder reporting fees	42,031
Legal fees	37,740
Custodian fees	34,587
Interest on subsequent close of private investment funds	27,648
Registration fees	13,748
Interest on corporate loans	11,550
Distribution fees—Class A (Note 3)	1,232
Distribution fees—Class C (Note 3)	254
Distribution fees—Class M (Note 3)	190
Miscellaneous	58,842
Total expenses	1,639,605
Expenses waived by advisor (Note 3)	(589,825)
Net expenses	1,049,780
NET INVESTMENT INCOME (LOSS)	4,575,962
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	11,988
Foreign currency transactions	152,067
Forward foreign currency exchange contracts	(247,476)
Net realized gain (loss)	(83,421)
Change in unrealized appreciation/(depreciation) on:
Investments	1,667,744
Foreign currency translations	12,175
Forward foreign currency exchange contracts	159,375
Net change in unrealized appreciation/(depreciation)	1,839,294
NET GAIN (LOSS)	1,755,873
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,331,835

1 Commencement of operations.

See accompanying Notes to Financial Statements.

Statement of Changes in Net Assets

FOR THE PERIOD JUNE 8, 2023[1] THROUGH MARCH 31, 2024
OPERATIONS
Net investment income (loss)	$4,575,962
Net realized gain (loss) on investments, foreign currency and forward foreign currency exchange contracts	(83,421)
Net change in unrealized appreciation/depreciation on investments, foreign currency and forward foreign currency exchange contracts	1,839,294
Net increase (decrease) in net assets resulting from operations	6,331,835
DISTRIBUTIONS TO SHAREHOLDERS
Distributions:
Class A	(20,676)
Class C	(935)
Class I	(2,102,005)
Class M	(979)
Total distributions to shareholders	(2,124,595)
CAPITAL STOCK TRANSACTIONS
Proceeds from shares sold:
Class A	898,774
Class C	30,000
Class I	126,866,367
Class M	30,000
Reinvestment of distributions:
Class A	2,631
Class C	935
Class I	1,211,721
Class M	979
Cost of shares repurchased:
Class I	(1,998,386)
Net increase (decrease) in net assets from capital transactions	127,043,021
TOTAL INCREASE (DECREASE) IN NET ASSETS	131,250,261
NET ASSETS
Beginning of period[2]	$100,000
End of period	$131,350,261
CAPITAL SHARE TRANSACTIONS
Shares sold:
Class A	88,490
Class C	3,000
Class I	12,360,028
Class M	3,000
Shares reinvested:
Class A	258
Class C	92
Class I	118,990
Class M	96
Shares repurchased:
Class I	(191,142)
Net increase (decrease) in capital share transactions	12,382,812

1 Commencement of operations.

2 The total initial seed share purchase made on January 26, 2023 of $100,000 included 10,000 shares purchased at $10 per share.

See accompanying Notes to Financial Statements.

CALAMOS AKSIA ALTERNATIVE CREDIT AND INCOME FUND ANNUAL REPORT

Statement of Cash Flows

FOR THE PERIOD JUNE 8, 2023[1] THROUGH MARCH 31, 2024
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$6,331,835
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of long-term portfolio investments	(132,652,544)
Sales of long-term portfolio investments	10,083,760
Purchase/Sales of short-term investments—net	(666,952)
Purchase of short-term portfolio investments	(8,755,196)
Sales of short-term portfolio investments	3,155,151
Net amortization of premium and accretion of discount on investments	(99,533)
Net realized gain (loss) from investments	(9,642)
Net realized gain (loss) from foreign currency transactions	(152,067)
Net change in unrealized appreciation/(depreciation) on investments	(1,667,744)
Net change in unrealized appreciation/(depreciation) on foreign currency translations	(12,175)
Net change in unrealized appreciation/(depreciation) on forward currency exchange contracts	(159,375)
Net change in assets and liabilities:
(Increase)/decrease in assets:
Investments sold	(110,936)
Accrued interest	(1,331,947)
Other assets	(92,027)
Increase/(decrease) in liabilities:
Interest on secured credit facility (Note 2)	14,096
Investment Advisory fees	149,024
Distribution fees (Note 3)	253
Other accounts payable and accrued liabilities	393,582
Net cash provided by/(used in) operating activities	(125,582,437)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold, net of change in receivable	126,421,204
Distributions paid to shareholders, net of reinvestments	(908,329)
Cost of shares repurchased	(1,998,386)
Payments on secured credit facility (Note 2)	(19,082,644)
Proceeds from secured credit facility (Note 2)	27,600,000
Net cash provided by/(used in) financing activities	132,031,845
Net increase/(decrease) in cash and foreign currency	6,449,408
Effect of foreign exchange rate changes on cash	(7,251)
Cash and foreign currency at beginning of period	100,000
Cash and foreign currency at end of period	$6,542,157
Supplemental disclosure
Cash paid for interest on credit facility during the period was $257,877.
Cash paid for interest on subsequent close during the period was $27,648.
Non-cash financing activities not included herein consist of $1,216,266 of reinvested dividends.

1 Commencement of operations.

See accompanying Notes to Financial Statements.

Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	FOR THE PERIOD JUNE 8, 2023* THROUGH MARCH 31, 2024
	CLASS A	CLASS C	CLASS I	CLASS M
Net asset value, beginning of period	$10.00	$10.00	$10.00	$10.00
Income from investment operations: Net investment income (loss)[1]	0.75	0.68	0.77	0.70
Net realized and unrealized gain (loss)	0.20	0.21	0.19	0.20
Total from investment operations	0.95	0.89	0.96	0.90
Less distributions from: Net investment income	(0.35)	(0.31)	(0.36)	(0.32)
Net realized gain[2]	(0.00)	(0.00)	(0.00)	(0.00)
Total distributions	(0.35)	(0.31)	(0.36)	(0.32)
Net asset value, end of period	$10.60	$10.58	$10.60	$10.58
TOTAL RETURN[3,4]	9.71%	9.04%	9.83%	9.29%
RATIOS TO AVERAGE NET ASSETS
Ratio of expenses (excluding interest expense): Before fees waived and expenses absorbed[5]	2.89%	3.62%	2.69%	3.37%
After fees waived and expenses absorbed[5]	1.75%	2.50%	1.50%	2.25%
Ratio of net investment income (loss) (excluding interest expense): Before fees waived and expenses absorbed[5]	7.15%	6.42%	7.36%	6.67%
After fees waived and expenses absorbed[5]	8.30%	7.55%	8.55%	7.80%
Ratio of expenses (including interest expense): Before fees waived and expenses absorbed[5]	3.48%	4.21%	3.27%	3.96%
After fees waived and expenses absorbed[5]	2.34%	3.09%	2.09%	2.84%
Ratio of net investment income (loss) (including interest expense): Before fees waived and expenses absorbed[5]	7.75%	7.02%	7.96%	7.27%
After fees waived and expenses absorbed[5]	8.89%	8.14%	9.14%	8.39%
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$940	$33	$130,342	$33
Portfolio turnover rate[4]	17%	17%	17%	17%
SENIOR SECURITIES:
Total amount outstanding (000's omitted) Secured credit facility	$8,500	$8,500	$8,500	$8,500
Asset coverage per $1,000 of borrowings: Secured credit facility[6]	$16,453	$16,453	$16,453	$16,453

*  Commencement of operations.

1  Based on average shares outstanding for the period.

2  Amount represents less than $0.01 per share.

3  Total return would have been lower had fees not been waived or absorbed by the Advisor. These returns do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

4  Not annualized.

5  Annualized.

6  Calculated by subtracting the Fund's total liabilities (not including borrowings) from the Fund's total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

CALAMOS AKSIA ALTERNATIVE CREDIT AND INCOME FUND ANNUAL REPORT

Notes to Financial Statements

Note 1 — Organization

Calamos Aksia Alternative Credit and Income Fund (the "Fund") was organized as a Delaware statutory trust on June 24, 2022. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company and operates as an interval fund, commencing operations on June 8, 2023. The Fund's investment adviser is Calamos Advisors LLC (the "Advisor" or "Calamos") and the Fund's sub-advisor is Aksia LLC (the "Sub-Advisor" or "Aksia" and together, the "Advisors"). The Advisor and the Sub-Advisor are each registered as an investment adviser with the U.S. Securities and Exchange Commission (the "SEC") under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

The SEC has granted the Fund exemptive relief permitting the Fund to offer multiple classes of shares. The Fund offers four separate classes of shares of beneficial interest ("Shares") designated as Class A ("Class A Shares"), Class C ("Class C Shares"), Class I ("Class I Shares") and Class M ("Class M Shares"). An investment in any Share class of the Fund represents an investment in the same assets of the Fund. However, the purchase restrictions and ongoing fees and expenses for each Share class are different.

The Fund's investment objectives are to seek attractive risk-adjusted returns and high current income. The Fund seeks to achieve its investment objectives by primarily investing across the private credit asset class ("Private Credit"), with the remainder of the Fund's assets invested in one or more liquid alternative investment strategies, which seek to outperform cash yields.

Note 2 — Significant Accounting Policies

Basis of Preparation and Use of Estimates

The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, Financial Services — Investment Companies. The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP"). The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Valuation of Investments

The Fund's net asset value ("NAV") per Share is determined daily by the Advisor as of the close of business on each day the New York Stock Exchange ("NYSE") is open for trading or at such other times as the Board may determine. In accordance with the procedures approved by the Board, the NAV per outstanding Share of beneficial interest is determined, on a class-specific basis, by dividing the value of total assets minus liabilities by the total number of Shares outstanding.

The Board has designated the Advisor as its Valuation Designee to perform fair valuation determinations for the Fund with respect to all Fund investments. The Board oversees the Advisor in its role as Valuation Designee and has approved valuation policy for the Fund (the "Valuation Policy") and the Advisor's valuation procedures (the "Valuation Procedures"). The Advisor, as Valuation Designee, has formed a separate valuation committee (the "Valuation Committee") for determining the fair value of the Fund's investments. The Valuation Committee oversees the implementation of the Valuation Procedures and may consult with representatives from the Fund's outside legal counsel or other third-party consultants in their discussions and deliberations. The Valuation Committee is composed of individuals affiliated with the Advisor.

The Advisor, including through the Valuation Committee, conducts the valuation determinations, provides primary day-to-day oversight of valuation of the Fund's investments and acts in accordance with the Valuation Procedures as approved by the Board. The Fund's investment portfolio is valued in accordance with the Valuation Policies and Valuation Procedures.

The Advisor values securities/instruments traded in active markets on the measurement date by multiplying the closing price of such traded securities/instruments by the quantity of shares or amount of the instrument held. The Advisor values securities/instruments that are not actively traded but whose fair value can be determined based on other observable market data using a price determined by an approved independent pricing vendor.

For securities/instruments with significant unobservable fair value inputs, the valuation approach may vary by security/instrument but may include discounted cash flow analysis, comparable public market valuations and comparable

Notes to Financial Statements

transaction valuations. Factors that might materially impact the value of an investment (e.g., operating results, financial condition, achievement of milestones, economic and/or market events and recent sales prices) may be considered. The factors and methodologies used for the valuation of such securities/instruments are not necessarily an indication of the risks associated with investing in those securities/instruments nor can it be assured that the Fund can realize the fair value assigned to an instrument/security if it were to sell the instrument/security. Because such valuations are inherently uncertain, they often reflect only periodic information received by the Advisor about such companies' financial condition and/or business operations, which may be on a lagged basis and therefore fluctuate over time and can be based on estimates. Determinations of fair value may differ materially from the values that would have been used if an exchange-traded market for these instruments/securities existed.

The Advisor may engage one or more independent valuation firms to perform procedures, including providing input about calculation models or providing assurance on the concluded fair values for individual investments held by the Fund. Such independent third-party pricing services and independent third-party valuation services may be utilized by the Advisor to verify valuation models pursuant to the Fund's valuation policy at such timing intervals as the Advisor may deem appropriate.

Primary and secondary investments in private markets funds are generally valued based on the latest NAV reported by the third-party fund manager. If the NAV of an investment in a private markets fund is not available at the time the Fund is calculating its NAV, the Fund will review any cash flows since the reference date of the last NAV for a private markets fund received by the Fund from a third-party manager until the determination date are recognized by (i) adding the nominal amount of the investment related capital calls and (ii) deducting the nominal amount of investment related distributions from the NAV as reported by the third-party fund manager.

Notwithstanding the above, managers of primary and secondary investments in private markets funds may adopt a variety of valuation bases and provide differing levels of information where there will generally be no liquid markets for such investments. Consequently, there are inherent difficulties in determining the fair value that cannot be eliminated. None of the Valuation Committee, the Board, the Advisor or the Sub-Advisor will be able to confirm independently the accuracy of valuations provided by these investments in private market funds (which are generally unaudited). Due to the inherent uncertainty in determining the fair value of investments for which market values are not readily available, the fair value of these investments may fluctuate from period to period. In addition, such fair value may differ materially from the values that may have been used had a ready market existed for such investments and may significantly differ from the value ultimately realized by the Fund.

If the Advisor reasonably believes an opinion from an independent valuation firm or pricing vendor is inaccurate or unreliable, the Advisor's Valuation Committee will determine a good-faith fair valuation for the impacted investment. The Advisor's Valuation Committee, who is solely responsible for the determination of the fair value of the investments, will consider all available information at its disposal prior to making a valuation determination, including information or opinions from third-party firms.

Investment Transactions and Related Investment Income

Investment transactions are accounted for on a trade-date basis. However, for NAV determination, portfolio securities transactions are reflected no later than in the first calculation on the first business day following trade date. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium, accretion of discount and loan origination fees using the effective interest method over the respective term of the loan. Upon the prepayment of a loan or security, any unamortized loan origination fees, original issue discount and market discount are recorded as interest income. The Fund records prepayment premiums as interest income when it receives such amounts.

Realized gains and losses on investment transactions are determined using cost calculated on a specific identification basis. Paydown gains and losses are recorded as an adjustment to interest income in the Statement of Operations. Some or all of the interest payments of a loan or preferred equity may be structured in the form of Paid-in-kind ("PIK"), which accrues to cost and principal on a current basis but is generally not paid in cash until maturity or some other determined payment date. Interest payments structured in the form of PIK are subject to the risk that a borrower could default when actual cash interest or principal payments are due. Dividends are recorded on the ex-dividend date. Distributions from private investments that represent returns of capital in excess of cumulative profits and losses are credited to investment cost rather than investment income.

CALAMOS AKSIA ALTERNATIVE CREDIT AND INCOME FUND ANNUAL REPORT

Notes to Financial Statements

Federal Income Taxes

The Fund intends to qualify annually as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended. As so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

For Federal Income tax purposes, the Fund utilizes a tax year end of September 30. Accordingly, the tax components included herein are based on tax attributes as of September 30, 2023.

At March 31, 2024, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$130,360,929
Gross unrealized appreciation	$1,871,868
Gross unrealized depreciation	(204,124)
Net unrealized appreciation on investments	$1,667,744

U.S. GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended September 30, 2023, permanent differences in book and tax accounting have been reclassified to paid in capital and total distributable earnings as follows:

INCREASE (DECREASE)
PAID IN CAPITAL	ACCUMULATED DISTRIBUTABLE EARNINGS (DEFICIT)
$—	$—

As of September 30, 2023, the components of accumulated distributable earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$786,567
Undistributed long-term capital gains	—
Total undistributable earnings	786,567
Accumulated capital and other losses	—
Net unrealized appreciation (depreciation) on investments	(30)
Total accumulated distributable earnings (deficit)	$786,537

During the period from the commencement of the Fund's operations on June 8, 2023 through the tax year ended September 30, 2023 the Fund had non-expiring capital loss carryforwards as follows:

Short-term	$—
Long-term
Total	$—

For the tax year ended September 30, 2023 the Fund did not pay any distributions.

For the fiscal year ended March 31, 2024 the Fund paid dividends as follows:

Distributions paid from:
Ordinary income	$2,124,595
Total distributions paid	$2,124,595

The tax character of these distributions will be determined based on the tax year ended September 30, 2024.

During the tax year ended September 30, 2023, the fund had no capital loss carryovers and as such utilized $0 of short-term and $0 of long-term non-expiring capital loss carryforwards, respectively.

Notes to Financial Statements

Accounting for Uncertainty in Income Taxes (the "Income Tax Statement") requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund's tax returns to determine whether these positions meet a "more-likely-than-not" standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the "more-likely-than-not" recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund's current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. For the period from the commencement of the Fund's operations on June 8, 2023 through March 31, 2024, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders

Distributions are paid at least quarterly on the Shares in amounts representing substantially all of the Fund's net investment income, if any, earned each year. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including capital loss carryover); however, it may distribute any excess annually to its shareholders.

The exact amount of distributable income for each fiscal year can only be determined at the end of the Fund's fiscal year, March 31. Under Section 19 of the 1940 Act, the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

Foreign Currency and Exchange

The Fund's Shares are denominated in U.S. dollars and will be issued in U.S. dollars. A portion of the Fund's investments (and the income and gains received by the Fund in respect of such investments) may be denominated in currencies other than the U.S. dollar. However, the books of the Fund will be maintained, and contributions to and distributions from the Fund will generally be made, in U.S. dollars. Accordingly, changes in foreign currency exchange rates and exchange controls may materially adversely affect the value of the investments and the other assets of the Fund. For example, any significant depreciation in the exchange rate of the Euro, or any other currency in which the Fund makes investments, against the U.S. dollar, could adversely affect the value of dividends or proceeds on investments denominated in the Euro or such other currencies. In addition, the Fund will incur costs, which may be significant, in connection with the conversion of various currencies. The Advisors generally intend to hedge the foreign currency exposure of the Fund; however, the Fund will necessarily be subject to foreign exchange risks. In addition, prospective investors whose assets and liabilities are predominantly in other currencies should take into account the potential risk of loss arising from fluctuations in value between U.S. dollars and such other currencies. The Fund may enter into forward contracts to hedge exchange risk exposure.

Forward Foreign Currency Exchange Contracts

The Fund may utilize forward foreign currency exchange contracts ("forward contracts") under which they are obligated to exchange currencies on specified future dates at specified rates and are subject to the translations of foreign exchange rates fluctuations. All contracts are "marked-to-market" daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency translations. The Fund records realized gains or losses at the time the forward contract is settled. Counterparties to these forward contracts are major U.S. financial institutions. Forward foreign currency exchange contracts outstanding at period end, if any, are listed after the Fund's Schedule of Investments.

Collateralized Loan Obligations and Collateralized Debt Obligations

The Fund may invest in Collateralized Loan Obligations ("CLOs") and Collateralized Debt Obligations ("CDOs"). CLOs and CDOs are created by the grouping of certain private loans and other lender assets/collateral into pools. A sponsoring organization establishes a special purpose vehicle to hold the assets/collateral and issue securities. Interests in these pools are sold as individual securities. Payments of principal and interest are passed through to investors and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty or senior/subordination.

CALAMOS AKSIA ALTERNATIVE CREDIT AND INCOME FUND ANNUAL REPORT

Notes to Financial Statements

Payments from the asset pools may be divided into several different tranches of debt securities, offering investors various maturity and credit risk characteristics. Some tranches entitled to receive regular installments of principal and interest, other tranches entitled to receive regular installments of interest, with principal payable at maturity or upon specified call dates, and other tranches only entitled to receive payments of principal and accrued interest at maturity or upon specified call dates. Different tranches of securities will bear different interest rates, which may be fixed or floating.

CLOs and CDOs are typically privately offered and sold, and thus, are not registered under the securities laws, which means less information about the security may be available as compared to publicly offered securities and only certain institutions may buy and sell them. As a result, investments in CLOs and CDOs may be characterized by the Fund as illiquid securities. An active dealer market may exist for CLOs and CDOs that can be resold in Rule 144A transactions, but there can be no assurance that such a market will exist or will be active enough for the Fund to sell such securities.

Private Investment Funds

The Fund may also invest in private investment funds (i.e., investment funds that would be investment companies but for the exemptions under Section 3(c)(1), 3(c)(5)(C) or 3(c)(7) of the 1940 Act) that invest or trade in a wide range of securities. When the Fund invests in securities issued by private investment funds, it will bear its pro rata portion of the private funds' expenses. These expenses are in addition to the direct expenses of the Fund's own operations, thereby increasing indirect costs and potentially reducing returns to Shareholders. A private investment fund in which the Fund invests has its own investment risks, and those risks can affect the value of the private investment fund's shares and therefore the value of the Fund's investments. There can be no assurance that the investment objective of a private investment fund will be achieved. A private investment fund may change its investment objective or policies without the Fund's approval, which could force the Fund to withdraw its investment from such private investment fund at a time that is unfavorable to the Fund. In addition, one private investment fund may buy the same securities that another private investment fund sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose.

Subsequent closings for closed-end private investment funds afford such funds the option to launch the fund as soon as they have secured enough soft commitments and allow the general partner to increase the speed of the fund to take advantage of investments in the market. Rebalancing or equalization occurs each time capital is called after each subsequent closing has occurred and is the process of truing-up all investors as if they had joined the fund during the initial closing. For the period from the commencement of the Fund's operations on June 8, 2023 through March 31, 2024, the Fund experienced equalization and resulted in the interest expense of $27,648, as noted in the Statement of Operations and Statement of Cash Flows as Interest on subsequent close of private investment funds.

Participations and Assignments

The Fund may acquire interests in loans either directly (by way of original issuance, sale or assignment) or indirectly (by way of participation). The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, its rights can be more restricted than those of the assigning institution. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution participating in the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation.

Commitments and Contingencies

In the normal course of business, the Fund's investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, counterparties, debt agents, borrowers, private investment funds, or other parties and the Fund's custodian. These activities may expose the Fund to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from parties with whom it conducts business.

Commercial loans purchased by the Fund (whether through participations or as a lender of record) may be structured to include both term loans, which are generally fully funded at the time of investment, and unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving corporate loans and delayed draw term loans, which may obligate the Fund to supply additional cash to the borrower on demand, representing a potential financial obligation by the Fund in the future. The Fund may receive a commitment fee based on the undrawn

Notes to Financial Statements

portion of such unfunded loan commitments. The commitment fee is typically set as a percentage of the commitment amount. Commitment fees are processed as income when received and are part of the interest income in the Statements of Operations. As of March 31, 2024, the Fund received $44,368 in commitment fees. As of March 31, 2024, the Fund had unfunded loan commitments as noted in the Schedule of Investments with a total principal amount of $15,742,313 and a Fair Value amount of ($239,461) representing (0.18)% of net assets. The negative fair value, if applicable, is due to the discount received in excess of the principal amount of the unfunded commitment.

BORROWER	TYPE	PRINCIPAL AMOUNT	FAIR VALUE
400 NE 2nd Street Owner LLC	First Mortgage Delay Draw	$2,185	$(1)
Accuserve Solutions, Inc.	2024 First Lien-Last Out Delay Draw	2,961,956	(44,429)
Accuserve Solutions, Inc.	Unitranche Revolver	195,652	(67,174)
Ambient Enterprises Holdco LLC	First Lien Delay Draw	86,471	(22)
Ambient Enterprises Holdco LLC	First Lien Revolver	297,872	(2,681)
Arrow Buyer, Inc.	First Lien Delay Draw	133,367	403
Betterment Holdings, Inc.	First Lien Delay Draw	769,231	(1,038)
Clarience Technologies LLC	Unitranche Delay Draw	266,667	(2,667)
Clarience Technologies LLC	Unitranche Revolver	257,778	(2,578)
Clear SPV V US L.P.	First Lien Delay Draw	618,200	(20,825)
Cor Leonis Limited	First Lien Revolver	301,787	(302)
Corsair Blade IV (Luxembourg) S.A.R.L.	Unitranche Revolver	1,921,885	(20,133)
Crown Finance US, Inc.	First Lien Revolver	1,058,000	(9,522)
DTH 215 Venture, LLC	First Mortgage Delay Draw	8,993	—
Enverus Holdings, Inc.	First Lien Delay Draw	88,137	(222)
Enverus Holdings, Inc.	First Lien Revolver	135,135	(1,351)
ERS Holdings LLC	First Lien Delay Draw	2,000,000	(30,000)
FB FLL Aviation LLC	First Lien Delay Draw	488,000	(10,736)
Freya US Finco LLC	First Lien Delay Draw	245,614	(1,617)
Galway Borrower, LLC	First Lien Delay Draw	594,000	600
Gerson Lehrman Group, Inc.	First Lien Revolver	143,819	—
Honeycomb Private Holdings II, LLC	First Lien Delay Draw	342,241	(2,241)
Icefall Parent, Inc.	First Lien Revolver	260,870	(5,217)
LJ Avalon Holdings LLC	First Lien Delay Draw	42,769	150
LJ Avalon Holdings LLC	First Lien Revolver	110,837	—
Medical Device, Inc.	First Lien Revolver	55,556	(417)
More Cowbell II LLC	First Lien Delay Draw	108,068	(163)
More Cowbell II LLC	First Lien Revolver	115,418	(1,039)
OSR Intermediate LLC	First Lien Delay Draw	528,000	—
OSR Intermediate LLC	First Lien Revolver	800,000	(8,000)
Revelstoke Bidco Limited	First Lien Delay Draw	368,441	(4,489)
Salute Mission Critical LLC	First Lien Revolver	135,364	—
Southern Graphics Inc.	First Lien Revolver	300,000	(3,750)
	Total:	$15,742,313	$(239,461)

Repurchase Offers

To provide Shareholders with limited liquidity, the Fund is structured as an "interval fund" and intends to conduct quarterly repurchase offers for between 5% and 25% of the Fund's outstanding shares at NAV, pursuant to Rule 23c-3 under the 1940 Act. Under normal market conditions, the Fund currently intends to repurchase 5% of its outstanding Shares at NAV on a quarterly basis. The offer to purchase Shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund's outstanding voting securities as defined in the 1940 Act.

CALAMOS AKSIA ALTERNATIVE CREDIT AND INCOME FUND ANNUAL REPORT

Notes to Financial Statements

Borrowing, Use of Leverage

On July 17, 2023, the Fund entered into a senior secured credit facility (the "Secured Credit Facility") with PNC Capital Markets LLC as a lead arranger, PNC Bank, National Association ("PNC") as administrative agent and syndication agent and with certain lenders from time to time as parties thereto (the "Lenders"). The Secured Credit Facility provides for borrowings on a committed basis in an aggregate principal amount up to $25,000,000, which amount may be increased from time to time upon mutual agreement by the parties, not to exceed $50,000,000. The Secured Credit Facility matures on July 15, 2024. As of March 31, 2024, the Fund had an outstanding principal balance under the Secured Credit Facility, in the amount of $8,500,000.

For the period from the commencement of the Secured Credit Facility on July 17, 2023 through March 31, 2024, the average balance outstanding, maximum amount borrowed and weighted average interest rate under the Secured Credit Facility were $2,795,367, $11,000,000 and 7.93%, respectively, for the 259 days the Secured Credit Facility was used. In addition, the interest rate as of March 31, 2024 on the Secured Credit Facility was 7.93%. For the period from the commencement of the Secured Credit Facility on July 17, 2023 through March 31, 2024, the interest expense was $239,404. The Fund records loan origination and other expenses related to its debt obligations as debt issuance costs. These expenses are deferred and amortized over the life of the Secured Credit Facility. Debt issuance costs are presented on the statement of assets and liabilities as a direct deduction from the debt liability. The Fund pays loan origination fees (also known as commitment fees) in connection with securing and renewing the Secured Credit Facility. These fees are expensed over the corresponding term of the Secured Credit Facility on a straight line basis and not inclusive of the expense limitation agreement discussed below. For the period from the commencement of the Secured Credit Facility on July 17, 2023 through March 31, 2024, debt issuance costs were $25,000. For the period from the commencement of the Secured Credit Facility on July 17, 2023 through March 31, 2024, unamortized debt issuance costs were $6,519.

The use of leverage increases both risk of loss and profit potential. The Fund is subject to the 1940 Act requirement that an investment company satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness. This means that at any given time the value of the Fund's total indebtedness may not exceed one-third the value of its total assets (including such indebtedness). The interests of persons with whom the Fund enters into leverage arrangements will not necessarily be aligned with the interests of the Fund's shareholders and such persons will have claims on the Fund's assets that are senior to those of the Fund's shareholders. In addition to the risks created by the Fund's use of leverage, the Fund is subject to the additional risk that it would be unable to timely, or at all, obtain leverage borrowing. The Fund might also be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the Fund's ability to generate income from the use of leverage would be adversely affected.

Note 3 — Investment Advisory and Other Agreements

The Fund has entered into an investment advisory agreement, (the "Investment Advisory Agreement"), by and between the Fund and the Advisor, and in consideration of the advisory services provided by the Advisor to the Fund, the Advisor is entitled to an investment management fee (the "Investment Management Fee") payable monthly in arrears and accrued daily based upon the Fund's average daily net assets at an annual rate of 1.25%. In addition, pursuant to the sub-advisory agreement between the Advisor and Aksia (the "Sub-Advisory Agreement"), the Advisor pays Aksia a sub-advisory fee (the "Sub-Advisory Fee") payable monthly in arrears and accrued daily based upon the Fund's average daily net assets at an annual rate of 0.625%. The Investment Management Fee paid to the Advisor will be paid out of the Fund's assets and the Sub-Advisory Fee will be paid by the Advisor out of its Investment Management Fee.

The Advisor, the Sub-Advisor and the Fund have entered into the Expense Limitation Agreement under which the Advisor and Sub-Advisor have agreed contractually, for a three-year period from April 28, 2023, to reimburse on a 50/50 basis certain other expenses incurred in the business of the Fund, calculated and reimbursed on a Class-by-Class basis in respect of each of Class A, Class C, Class I and Class M, with the exception of (i) the Investment Management Fee, (ii) the Shareholder Servicing Fee, (iii) the Distribution Fee (as defined herein), (iv) certain costs associated with the acquisition, ongoing investment and disposition of the Fund's investments and unconsummated investments, including legal costs, professional fees, travel costs and brokerage costs, (v) acquired fund fees and expenses, (vi) dividend and interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (vii) taxes and costs to reclaim foreign taxes, and (viii) extraordinary expenses (as determined in the discretion of the Advisor and Sub- Advisor), to the extent that such expenses exceed 0.25% of the average daily net assets of such class (the "Expense Cap").

Notes to Financial Statements

In consideration of the Advisor's and Sub-Advisor's agreement to reimburse certain of the Fund's other expenses on a 50/50 basis, the Fund has agreed to repay the Advisor and Sub-Advisor on a 50/50 basis a Reimbursement Amount in respect of each of Class A, Class I and Class M subject to the limitation that a reimbursement will be made only if and to the extent that: (i) it is payable not more than three years from the date on which the applicable waiver or expense payment was made by the Advisor and Sub-Advisor; and (ii) the Reimbursement Amount does not cause the Fund's total annual operating expenses (on an annualized basis and net of any reimbursements received by the Fund during such fiscal year) during the applicable quarter to exceed the Expense Cap of such class. The Reimbursement Amount for a class of Shares will not cause Fund expenses in respect of that class to exceed the Expense Cap either (i) at the time of the waiver or (ii) at the time of reimbursement. The Expense Limitation Agreement will remain in effect for a three-year period from April 28, 2023, unless and until the Board approves its modification or termination. Thereafter, the Expense Limitation Agreement may be renewed annually with the written agreement of the Advisor, the Sub-Advisor, and the Fund.

For the period from the commencement of the Fund's operations on June 8, 2023 through March 31, 2024, the Advisor and Sub-Advisor waived their fees and absorbed other expenses totaling $589,825. For a period not to exceed three years from the date on which advisory fees are waived or Fund expenses absorbed by the Advisor and Sub-Advisor, the Advisor and Sub-Advisor may recoup amounts waived or absorbed, provided it is able to effect such recoupment and remain in compliance with (a) the limitation on Fund expenses in effect at the time of the relevant reduction in advisory fees or payment of the Fund's expenses, and (b) the limitation on Fund expenses at the time of the recoupment. At March 31, 2024, the amount of these potentially recoverable expenses was $589,825. Waived fees and absorbed other expenses subject to potential recovery by month of expiration are as follows:

June 2026 - March 2027	$589,825

The Fund has adopted a "Distribution and Shareholder Services Plan" with respect to its Class A, Class C and Class M Shares under which the Fund may compensate financial industry professionals for distribution-related expenses, if applicable, and providing ongoing services in respect of clients with whom they have distributed Shares of the Fund. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund's transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as the Fund or the Advisor may reasonably request. Under the Distribution and Shareholder Services Plan, the Fund, with respect to Class A, Class C and Class M, may incur expenses on an annual basis equal to 0.25%, 1.00% and 0.75%, respectively, of its average daily net assets. With respect to Class A Shares, the entire fee is characterized as a "shareholder service fee." With respect to Class C Shares, up to 0.25% of the fee is characterized as a "shareholder service fee" and the remaining portion is characterized as a "distribution fee." With respect to Class M Shares, the entire fee is characterized as a "distribution fee."

UMB Fund Services, Inc. (the "Administrator") serves as administrator, accounting agent and transfer agent to the Fund. Pursuant to the agreement with the Administrator, for the services rendered to the Fund by the Administrator, the Fund pays the Administrator the greater of an annual minimum fee or an asset based fee, which scales downward based upon net assets for fund administration, fund accounting and transfer agency services.

The Fund has entered into a Custody Agreement with UMB Bank, n.a. (the "Custodian"). Under the terms of this agreement, the Custodian will serve as custodian of the Fund's assets.

The Fund has entered into a distribution agreement with Calamos Financial Services, LLC to act as the distributor for the sale of Shares. Calamos Financial Services, LLC is an affiliate of Calamos Advisors LLC.

Note 4 — Fair Value of Investments

Fair Value — Definition

The Fund uses a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value

CALAMOS AKSIA ALTERNATIVE CREDIT AND INCOME FUND ANNUAL REPORT

Notes to Financial Statements

hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

•  Level 1 — Valuations based on unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities.

•  Level 2 — Valuations based on inputs, other than quoted prices included in Level 1, that are observable either directly or indirectly.

•  Level 3 — Valuations based on inputs that are both significant and unobservable to the overall fair value measurement.

Investments in private investment funds measured based upon NAV as a practical expedient to determine fair value are not required to be categorized in the fair value hierarchy, however these amounts are shown in the table below under Net Asset Value in order to reconcile back to the Schedule of Investments.

The availability of observable inputs can vary from investment to investment and is affected by a wide variety of factors, including, for example, the type of investment whether the investment is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the investment. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The inputs or methodology used for valuing investments are not an indication of the risk associated with investing in those investments. The following table summarizes the Fund's investments that are measured at fair value by level within the fair value hierarchy as of March 31, 2024:

	LEVEL 1	LEVEL 2	LEVEL 3	NET ASSET VALUE	TOTAL
Assets:
Investments, at fair value
Asset Backed Securities	$—	$1,671,407	$—	$—	$1,671,407
Corporate Loans	—	9,792,757	101,212,164	—	111,004,921
Private Investment Funds	—	—	—	12,646,378	12,646,378
Subordinated Debt	—	—	6,011,233	—	6,011,233
Warrants	—	—	27,782	—	27,782
Short-Term Investments	666,952	—	—	—	666,952
Total Investments, at fair value	$666,952	$11,464,164	$107,251,179	$12,646,378	$132,028,673
Assets:
Other Financial Instruments
Forward Contracts	$—	$159,375	$—	$—	$159,375
Total Assets:	$666,952	$11,623,539	$107,251,179	$12,646,378	$132,188,048

Notes to Financial Statements

The following table presents the changes in assets and transfers in and out for investments that are classified in Level 3 of the fair value hierarchy for the period from the commencement of the Fund's operations on June 8, 2023 through March 31, 2024:

	CORPORATE LOANS	SUBORDINATED DEBT	WARRANTS
Balance as of June 8, 2023 (commencement of operations)	$—	$—	$—
Transfers In	—	—	—
Transfers Out	—	—	—
Purchases	111,903,868	6,056,401	0
Sales/Paydowns	(11,193,390)	—	—
Realized Gains (Losses)	15,262	—	—
Original Issue Discount and Amendment Fees	—	—	—
Accretion	98,464	(1,816)	—
Change in Unrealized Appreciation (Depreciation)	387,960	(43,352)	27,782
Balance as of March 31, 2024	$101,212,164	$6,011,233	$27,782

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund's investments that are categorized in Level 3 of the fair value hierarchy as of March 31, 2024.

INVESTMENTS	FAIR VALUE	VALUATION TECHNIQUE	UNOBSERVABLE INPUTS	RANGE OF INPUTS		WEIGHTED AVERAGE*		IMPACT ON VALUATION FROM AN INCREASE IN INPUT
Corporate Loans	$74,508,289	Income Approach	Discount Rates	9.42	% to 17.56%	11.58%		Decrease
	$26,703,875	Other	Recent Transaction Price	98.00	to 100.00	98.147		Increase
Subordinated Debt	$6,011,233	Income Approach	Discount Rates	9.18	% to 14.13%	11.16%		Decrease
Warrants	$27,782	Other	Revenue Multiple	7.84	x to 7.84x	7.84	x	Increase
		Black Scholes Model	Volatility	60.00	% to 60.00%	60.00%		Increase
			Risk-Free Interest Rate	4.59	% to 4.59%	4.23%		Increase
			Estimated Time to Exit (In years)	2	to 2	N/A		Increase
	$107,251,179

*  The weighted average is calculated based on the fair value at March 31, 2024 for each Investment type and technique

Note 5 — Capital Stock

The Fund is authorized as a Delaware statutory trust to issue an unlimited number of Shares in one or more classes, with a par value of $0.001. The minimum initial investment by an investor in the Fund is $2,500 with respect to Class A Shares and Class C Shares, $1,000,000 for Class I Shares and $10,000 with respect to Class M Shares, which stated minimum may be reduced for certain investors. Investors purchasing Class A Shares may be charged a front-end sales load of up to 2.25% of the investor's net purchase. Class C Shares, Class I Shares and Class M Shares are not subject to front-end sales loads. While Class M Shares are not charged a front-end sales load, if you purchase Class M Shares through certain financial firms, they may directly charge you transaction or other fees in such amount as they may determine.

A shareholder whose Shares (or a portion thereof) are repurchased by the Fund will not be entitled to a return of any sales charge that was charged in connection with the shareholder's purchase of the Shares.

Pursuant to Rule 23c-3 under the 1940 Act, on a quarterly basis, the Fund offers shareholders holding all classes of shares the option of tendering shares at NAV. The Board determines the quarterly repurchase offer amount ("Repurchase Offer Amount"), which can be no less than 5% and no more than 25% of all shares of all classes outstanding on the repurchase request deadline. If shareholders tender more than the Repurchase Offer Amount, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of all outstanding shares of the Fund on the repurchase request

CALAMOS AKSIA ALTERNATIVE CREDIT AND INCOME FUND ANNUAL REPORT

Notes to Financial Statements

deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender Shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding Shares on the repurchase request deadline, the Fund will repurchase the Shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred Shares and who tender all of their Shares, before prorating other amounts tendered. The results of the repurchase offers conducted for the period from the commencement of the Fund's operations on June 8, 2023 through ended March 31, 2024 are as follows:

Commencement Date	August 4, 2023	November 1, 2023	January 31, 2024
Repurchase Request	September 5, 2023	December 1, 2023	March 1, 2024
Repurchase Pricing date	September 5, 2023	December 1, 2023	March 1, 2024
Net Asset Value as of Repurchase Pricing Date
Class A	$10.21	$10.34	$10.46
Class C	$10.19	$10.33	$10.45
Class I	$10.21	$10.34	$10.46
Class M	$10.20	$10.33	$10.45
Amount Repurchased
Class A	$—	$—	$—
Class C	$—	$—	$—
Class I	$—	$82,736	$1,915,650
Class M	$—	$—	$—
Percentage of Outstanding Shares Repurchased
Class A	—%	—%	—%
Class C	—%	—%	—%
Class I	—%	0.12%	1.67%
Class M	—%	—%	—%

Note 6 — Investment Transactions

For the period from the commencement of the Fund's operations on June 8, 2023 through March 31, 2024, purchases net of unfunded commitments and sales of investments, excluding short-term investments, were $133,975,335 and $9,931,693, respectively.

Note 7 — Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 8 — Derivatives and Hedging Disclosures

U.S. GAAP requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effects on the Fund's financial position, performance and cash flows. The Fund invested in forward foreign exchange currency contracts for the period from the commencement of the Fund's operations on June 8, 2023 through March 31, 2024, in order to hedge portfolio currency risk. By entering into forward foreign exchange currency contracts, the Fund agrees to exchange different currencies at a specified exchange rate at an agreed-upon future date. The Fund may be susceptible to the risk of changes in the foreign exchange rate underlying the forward contract and of the counterparty's potential inability to fulfill the terms of the contract. The Fund may be susceptible to losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected, and are subject to counterparty credit, liquidity, valuation, correlation and leverage risk.

Notes to Financial Statements

The effects of these derivative instruments on the Fund's financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below. Forward contracts are not designated as hedging instruments. The fair values of derivative instruments as of March 31, 2024, and the realized and unrealized gain (loss) during the period from the commencement of the Fund's operations on June 8, 2023 through March 31, 2024 by risk category are as follows:

DERIVATIVES NOT DESIGNATED AS HEDGING INSTRUMENTS
		ASSET DERIVATIVES	LIABILITY DERIVATIVES
STATEMENT OF ASSET AND LIABILITIES LOCATION	DERIVATIVES INSTRUMENTS	VALUE	VALUE
Net Unrealized Appreciation On Forward Foreign Currency Exchange Contracts	Forward Contracts	$159,375	$—
Total		$159,375	$—

AMOUNT OF NET REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
DERIVATIVES INSTRUMENTS	FORWARD CONTRACTS
Forward Foreign Currency Exchange Contracts	$(247,476)
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVES RECOGNIZED IN INCOME
DERIVATIVES INSTRUMENTS	FORWARD CONTRACTS
Forward Foreign Currency Exchange Contracts	$159,375

The quarterly average volumes of derivative instruments as of March 31, 2024 are as follows:

DERIVATIVES INSTRUMENTS	FORWARD CONTRACTS
Forward Foreign Currency Exchange Contracts (as represented by market value)	$(4,511,750)

Note 9 — Disclosures about Offsetting Assets and Liabilities

Disclosures about Offsetting Assets and Liabilities requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented.

A fund mitigates credit risk with respect to over the counter derivative counterparties through credit support annexes included with International Swaps and Derivatives Association, Inc. ("ISDA") Master Agreements or other Master Netting Agreements which are the standard contracts governing most derivative transactions between the fund and each of its counterparties. These agreements allow the fund and each counterparty to offset certain derivative financial instruments' payables and/or receivables against each other and/or with collateral, which is generally held by the fund's custodian. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the agreement. To the extent amounts due to the fund from its counterparties are not fully collateralized contractually or otherwise, the fund bears the risk of loss from counterparty non-performance.

It is the Fund's policy to recognize a net asset or liability equal to the unrealized appreciation (depreciation) of each derivative contract. As of March 31, 2024, the Fund is subject to master netting arrangements for forward foreign currency exchange

CALAMOS AKSIA ALTERNATIVE CREDIT AND INCOME FUND ANNUAL REPORT

Notes to Financial Statements

contracts. The following table shows additional information regarding the offsetting of assets and liabilities, as of March 31, 2024

	UNREALIZED APPRECIATION ON FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS				GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES
	COUNTERPARTY	GROSS AMOUNT OF ASSET	GROSS AMOUNT OFFSETT IN THE STATEMENT OF ASSETS AND LIABILITIES	NET AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS*	CASH COLLATERAL PLEDGED*	NET AMOUNT
Assets
	Northern Trust	$128,853	$—	$128,853	$—	$—	$128,853
	JP Morgan	3,167	—	3,167	—	—	3,167
	Bank of New York	27,355	—	27,355	—	—	27,355
Total Assets		$159,375	$—	$159,375	$—	$—	$159,375

*  Amounts relate to master netting agreements and collateral agreements which have been determined by the Adviser to be legally enforceable in the event of default but where certain other criteria are not met in accordance with applicable offsetting accounting guidance. The collateral amounts may exceed the related net amounts of financial assets and liabilities presented in the Statement of Assets and Liabilities. Where this is the case, the total amount reported is limited to the net amounts of financial assets and liabilities with that counterparty.

Note 10 — Private Investment Funds

The following table represents unfunded commitments and redemptive restrictions of private investment funds that are measured at NAV per share (or its equivalent) as a practical expedient as of March 31, 2024:

SECURITY DESCRIPTION	UNFUNDED COMMITTMENTS	REDEMPTIONS FREQUENCY	REDEMPTION NOTICE PERIOD	COST	FAIR VALUE	ORIGINAL ACQUISITION DATE
AG Twin Brook Capital Income Fund	$—	Quarterly	28 days	$1,900,000	$1,901,309	1/23/2024
BP Holdings Zeta LP	—	Not permitted	N/A	2,000,000	2,000,000	11/30/2023
Bridgepoint Credit Opportunities III "A" LP	2,112,583	Not permitted	N/A	1,467,946	1,958,362	10/31/2023
BSOF SRT Parallel Onshore Fund LP	—	Not permitted	N/A	964,372	1,038,069	9/5/2023
CCS Co-Investment Vehicle 1 LP Incorporated	1,238,368	Not permitted	N/A	1,801,800	2,411,676	3/26/2024
Eagle Point SRT Co-Invest I LP	—	Not permitted	N/A	1,000,000	1,000,038	6/21/2023
T. Rowe Price OHA Select Private Credit Fund	—	Quarterly	29 days	1,900,000	1,906,716	3/4/2024
Whitehorse Liquidity Partners V LP	599,686	Not permitted	N/A	366,407	430,208	8/25/2023
Total:	$3,950,637			$11,400,525	$12,646,378

Note 11 — Subsequent Events

In preparing these financial statements for the period ended March 31, 2024, management has evaluated subsequent events through the date of issuance of the financial statements included herein.

On April 4, 2024, PNC Capital Markets LLC as the Lenders agreed with the Fund to increase the commitment amount from $25,000,000 to $35,000,000. See Note 2 for a discussion of the Fund's borrowing and use of leverage.

On April 19, 2024, Calamos Aksia Alternative Credit and Income Fund Sub 1, LLC was formed as a limited liability company in an effort to comply with the U.S. Investment Company Act of 1940 and its requirements surrounding the use of leverage and became a wholly-owned subsidiary of the Fund.

Effective as of August 1, 2024, the Fund's distribution policy will change to increase the frequency of distributions from quarterly to monthly. The Fund will pay its last quarterly distribution on July 2, 2024 and then transition to monthly distributions of the Fund's net investment income to Shareholders commencing August 1, 2024 with the first distribution date of August 15, 2024 and Distribution Ex-Date/Payable Date of August 16, 2024 and then monthly thereafter as set forth in the Distribution Schedule available on the Fund's website at www.calamos.com

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Calamos Aksia Alternative Credit and Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Calamos Aksia Alternative Credit and Income Fund (the "Fund") as of March 31, 2024, the related statements of operations, cash flows, and changes in net assets, the related notes, and the financial highlights for the period from June 8, 2023 (commencement of operations) through March 31, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2024, the results of its operations, cash flows, changes in net assets, and the financial highlights for the period indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024, by correspondence with the custodian, brokers, participating lenders, and underlying fund administrators or managers; when replies were not received, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund's auditor since 2023.

COHEN & COMPANY, LTD.

Chicago, Illinois
May 29, 2024

CALAMOS AKSIA ALTERNATIVE CREDIT AND INCOME FUND ANNUAL REPORT

Trustees and Officers (Unaudited)

MANAGEMENT OF THE FUND

The Fund's business and affairs are managed under the direction of the Board. The Board currently consists of five members, three of whom are not "interested persons" of the Fund as defined in Section 2(a)(19) of the 1940 Act. The Fund refers to these individuals as its independent trustees. The Board annually elects the Fund's officers, who serve at the discretion of the Board. The Board maintains an audit committee, a nominating and governance committee and an independent trustees committee and may establish additional committees from time to time as necessary. The Fund's Statement of Additional Information ("SAI") includes additional information about the membership of the Board. The SAI is available, without charge, by writing to the Fund at c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, WI 53212, or by calling the Fund at 888.882.8829.

Board of Trustees and Officers

Trustees

Information regarding the members of the Board is set forth below. The Trustees have been divided into two groups - Interested Trustees and Independent Trustees. As set forth in the Fund's Declaration of Trust, each Trustee's term of office shall continue until his or her death, resignation, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office of a Trustee.

NAME, ADDRESS(1) AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED(2)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE(3)	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Interested Trustees(2)
John Koudounis (1966)	Chairman, Trustee and Vice President	Indefinite Length — Since Inception	President (since February 2021) and Chief Executive Officer, Calamos Investments LLC, Calamos Advisors LLC, Calamos Wealth Management LLC, and Calamos Financial Services LLC (since 2016); Chairman and Chief Executive Officer, Calamos Antetokounmpo Asset Management LLC (since 2022)	1	-Calamos Asset Management, Inc. (Director)
-National Hellenic Museum (Trustee/Executive Committee Member)
-The Hellenic Initiative (Board Member/Executive Committee Member)
-World Business Chicago (Trustee) — National Council of the Order of Saint Andrew the Apostle (Board Member)
-Greek Orthodox Metropolis of Chicago Foundation (Board Member/President)
-Ecumenical Patriarch Bartholomew Foundation (Board Member/Chairman of the Investment Committee)
					-SEAL Future Foundation (executive advisory board member)
Jim Vos (1962)	Trustee	Indefinite Length — Since Inception	Partner, CEO, Aksia LLC	1	None
Independent Trustees
Bjorn Forfang (1960)	Trustee	Indefinite Length — Since Inception	Deputy CEO, CFA Institute Managing Partner, Erigo Capital Partners	1	None
Sharmila Kassam (1973)	Trustee	Indefinite Length — Since Inception	Financial Services Executive	1	-Director, Adit EdTech (NYSE: ADEX.U) and Foundation Credit Hedge fund
					-Director, Greenbacker Renewable Energy Company (GREC II) Fund (non-traded limited liability company in the renewable energy business)

Trustees and Officers (Unaudited)

NAME, ADDRESS(1) AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED(2)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE(3)	OTHER DIRECTORSHIPS HELD BY TRUSTEE
John Neal (1950)	Trustee	Indefinite Length — Since Inception	Private investor	34	-Director, Equity Residential Trust (publicly-owned REIT) -Director, Creation Investments (private international microfinance company) -Director, CenTrust Bank (Northbrook, IL community bank)

(1)  The address of each Trustee is care of the Secretary of the Fund at 2020 Calamos Court, Naperville, IL 60563.

(2)  "Interested person," as defined in the 1940 Act, of the Fund. John Koudounis and Jim Vos are each an interested person of the Fund due to their affiliation with Calamos and Aksia, respectively.

(3)  The term "Fund Complex" means two or more registered investment companies that share the same investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies or hold themselves out to investors as related companies for the purpose of investment and investor services.

CALAMOS AKSIA ALTERNATIVE CREDIT AND INCOME FUND ANNUAL REPORT

Trustees and Officers (Unaudited)

Officers

The preceding table gives information about John Koudounis and Jim Vos, each of whom is a Vice President of the Fund. The following table sets forth each other officer's name, age, position with the Fund and date first appointed to that position, and principal occupation(s) during the past five years. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Board of Trustees.

NAME, ADDRESS(1) AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Dan Dufresne (1974)	President, Principal Executive Officer	Indefinite Length — Since Inception

Executive Vice President and Chief Operating Officer, CAM, CILLC, Calamos Advisors, and CWM (since April 2021); President, Calamos Antetokounmpo Asset Management LLC (since July 2022); prior thereto Citadel (1999-2020); Partner (2008-2020); Managing Director, Global Treasurer (2008-2020); Global Head of Operations (2011-2020); Global Head of Counterparty Strategy (2018-2020); Senior Advisor to the COO (2020); CEO, Citadel Clearing LLC (2015-2020).

John P. Calamos (1940)	Global CIO	Indefinite Length — Since Inception

President and Trustee of the Trusts; Founder, Chairman and Global Chief Investment Officer, Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC and its predecessor, and Calamos Wealth Management LLC; Director, Calamos Asset Management, Inc.; Founder and Chairman, Calamos Private Equity LLC; Global Chief Investment Officer, Calamos Antetokounmpo Asset Management LLC (since July 2022); previously, Chief Executive Officer, Calamos Financial Services LLC, Calamos Asset Management, Inc. Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management LLC

Tim Nest (1977)	Vice President	Indefinite Length — Since Inception	Partner, Head of Private Credit, Aksia LLC
Josh Hemley (1986)	Vice President	Indefinite Length — Since Inception	Managing Director, Head of Credit Co-Investments, Aksia LLC
Robert Behan (1964)	Vice President	Indefinite Length — Since Inception

Executive Vice President, Chief Distribution Officer (since February 2021), CAM, CILLC, Calamos Advisors, and CFS, Vice-President of Calamos Antetokounmpo Asset Management LLC (since July 2022); prior thereto President (2015-February 2021), Head of Global Distribution (2013-February 2021); Executive Vice President 2013-2015); Senior Vice President (2009-2013), Head of US Intermediary Distribution (2010-2013)

Trustees and Officers (Unaudited)

NAME, ADDRESS(1) AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Erik Ojala (1975)	Chief Legal Officer, Vice President, Secretary	Indefinite Length — Since November 2023

Senior Vice President, General Counsel and Secretary, CAM, CILLC, Calamos Advisors, CWM (since 2023); Chief Legal Officer, CGAM (since 2023); General Counsel and Secretary, CFS (since 2023); prior thereto, Executive Vice President and General Counsel (2017-2023), Secretary (2010-2023) and Chief Compliance Officer (2021-2023), Harbor Capital Advisors, Inc.; Director and Secretary (2019-2023) and Chief Compliance Officer (2022-2023), Harbor Trust Company, Inc.; Director, Executive Vice President (2017-2023) and Chief Compliance Officer (2017-2021, 2022-2023), Harbor Funds Distributors, Inc.; Director (2017-2023), Assistant Secretary (2014-2023) and Chief Compliance Officer (2022-2023), Harbor Services Group, Inc.; Chief Compliance Officer, Harbor ETF Trust (2021-2023); and Chief Compliance Officer of Harbor Funds (2017-2023)

Thomas E. Herman (1961)	Chief Financial Officer, Principal Financial Officer, Vice President	Indefinite Length — Since Inception

Executive Vice President (since February 2021) and Chief Financial Officer, Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management LLC (since 2016), Chief Financial Offer and Treasurer, Calamos Antetokounmpo Asset Management LLC (since July 2022) ; prior thereto, President and Chief Financial Officer Calamos Avenue Management, LLC (2020-2022), Chief Financial Officer and Treasurer, Harris Associates (2010-2016)

Jackie Sinker (1961)	Chief Compliance Officer	Indefinite Length — Since Inception	Chief Compliance Officer of Calamos Advisors, LLC, Calamos Wealth Management, LLC, Calamos Financial Services LLC since November 2015
Stephen Atkins (1965)	Treasurer	Indefinite Length — Since Inception

Senior Vice President, Head of Fund Administration (since February 2020), Calamos Advisors; prior thereto, Consultant, Fund Accounting and Administration, Vx Capital Partners (March 2019-February 2020); Chief Financial Officer and Treasurer of SEC Registered Funds, and Senior Vice President, Head of European Special Purpose Vehicles Accounting and Administration, Avenue Capital Group (2010-2018).

(1)  The address of each officer is care of the Secretary of the Fund at 2020 Calamos Court, Naperville, IL 60563.

CALAMOS AKSIA ALTERNATIVE CREDIT AND INCOME FUND ANNUAL REPORT

Risk Factors

An investment in the Fund involves a high degree of risk and other considerations and, therefore, should be undertaken only by investors capable of evaluating the risks of the Fund and bearing the risks it represents. Below is a summary of some of the principal risks of investing in the Fund. For a more complete discussion of the risks of investing in the Fund, see "Types of Investments and Related Risks."

•  Unlike most closed-end funds, the Fund's Shares will not be listed on any securities ex-change;

•  Although the Fund has implemented a quarterly share repurchase program, there is no guarantee that an investor will be able to sell all of the Shares that the investor desires to sell. The Fund should therefore be considered to offer limited liquidity;

•  The capital markets may experience periods of disruption and instability, including as a result of events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments. Such market conditions may materially and adversely affect debt and equity capital markets, which may have a negative impact on the Fund's investments, business, and operations;

•  The Fund is exposed to risks associated with changes in interest rates;

•  The Fund's investments in securities and other obligations of companies that are experiencing distress involve a substantial degree of risk are generally considered speculative and may be subject to U.S. federal, state or non-U.S. bankruptcy laws or fraudulent transfer or conveyance laws;

•  Certain investments may be exposed to the credit risk of the counterparties with whom the Fund deals or of third-party contractual customers of such counterparties;

•  The valuation of securities or instruments that lack a central trading place (such as fixed-income securities or instruments) may carry greater risk than those that trade on an exchange;

•  The Fund's investments in certain portfolio companies may be risky. For the Fund's investments in senior secured lien loans, the collateral securing these investments may decrease in value or lose its entire value over time or may fluctuate based on the performance of the portfolio company which may lead to a loss in principal;

•  The Fund's investments may include securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as "high yield" or "junk," have predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal and may be particularly susceptible to economic downturns, which could cause losses;

•  Derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets of the Fund;

•  The Fund may be materially adversely affected by market, economic and political conditions globally and in the jurisdictions and sectors in which the Fund invests;

•  Non-U.S. securities may be traded in undeveloped, inefficient, and less liquid markets and may experience greater price volatility and changes in value — changes in foreign currency exchange rates may adversely affect the U.S. dollar value of and returns on foreign denominated investments;

•  There is no assurance that the Fund's investment objectives will be achieved;

•  The Fund is a newly organized, non-diversified, closed-end investment company with limited operating history; and

•  To qualify and remain eligible for the special tax treatment accorded to RICs under the Code, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements, and failure to do so could result in the loss of RIC status.

Accordingly, the Fund should be considered a speculative investment that entails substantial risks, and a prospective investor should invest in the Fund only if it can sustain a complete loss of its investment.

Other Information (Unaudited)

CORPORATE DIVIDENDS RECEIVED DEDUCTION

For the year ended September 30, 2023, the Fund, had 0% of dividends paid from net investment income qualified for the 70% dividends received deduction available to corporate shareholders.

QUALIFIED DIVIDEND INCOME

For the year ended September 30, 2023, the Fund, had 0% of dividends paid from net investment income, designated as qualified dividend income.

CALAMOS AKSIA ALTERNATIVE CREDIT AND INCOME FUND ANNUAL REPORT

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CAPIX can unlock the full spectrum of private credit

Many private credit registered funds have a narrow focus on US direct lending, whereas CAPIX sources investment opportunities across the global private credit universe — providing opportunities for enhanced income and portfolio diversification, as market conditions change.

AKSIA'S SOURCING COVERAGE EXTENDS ACROSS
THE GLOBAL PRIVATE CREDIT UNIVERSE

Before investing, carefully consider a fund's investment objectives, risks, charges and expenses. Please see the prospectus containing this and other information or call 866-363-9219. Please read the prospectus carefully. Performance data represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

Diversification and asset allocation do not guarantee a profit or protection against a loss. Investments in alternative strategies may not be suitable for all investors.

Fund holdings are subject to change daily. The Funds are actively managed. The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned. The information contained herein, while not guaranteed as to accuracy or completeness, has been obtained from sources we believe to be reliable.

A description of the Calamos Proxy Voting Policies and Procedures and the Fund's proxy voting record for the 12-month period ended June 30 are available free of charge upon request by calling 888.882.8829, by visiting the Calamos Web site at www.calamos.com, by writing Calamos Aksia Alternative Credit and Income Fund, c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, WI 53212. The Fund's proxy voting record is also available free of charge by visiting the SEC Web site at www.sec.gov.

The Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC Web site at www.sec.gov.

The Fund's report to the SEC on Form N-CSR contains certifications by the fund's principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act, relating to, among other things, the quality of the Fund's disclosure controls and procedures and internal control over financial reporting.

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 888.882.8829

VISIT OUR WEB SITE: www.calamos.com

INVESTMENT ADVISER:

Calamos Advisors LLC
2020 Calamos Court
Naperville, IL 60563-2787

INVESTMENT SUBADVISER:

Aksia LLC
New York, NY 10022

CUSTODIAN:
UMB Bank, n.a
Kansas City, MO

TRANSFER AGENT / ADMINSTRATIVE SERVICES:

UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, WI 53212
888.882.8829

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Cohen & Company, Ltd.
Chicago, IL

LEGAL COUNSEL:

Faegre Drinker Biddle & Reath LLP
One Logan Square, Ste 2000
Philadelphia, PA 19103

HOW TO INVEST IN CAPIX

Unlike most private asset funds, Calamos Aksia Alternative Credit and Income Fund does not require investor accreditation or qualification requirements. Investors can easily purchase fund shares on a daily basis.

Contact us to learn more:

866.363.9219

caminfo@calamos.com

www.calamos.com/capix

Calamos Financial Services LLC, Distributor
2020 Calamos Court | Naperville, IL 60563-2787
866.363.9219 | www.calamos.com | caminfo@calamos.com

© 2024 Calamos Investments LLC. All Rights Reserved. Calamos® and Calamos Investments® are registered trademarks of Calamos Investments LLC.

© 2024 Aksia LLC. All Rights Reserved. Aksia® is a registered trademark of Aksia LLC.

ACIANR 3083 033124

ITEM 1(b). Registrant has included in its Rule 30e-3(c) notice only the disclosures specified by Rule 30e-3(c)(1) and (2). Therefore, Registrant has not included a copy of the notice herewith.

ITEM 2. CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or person performing similar functions.

(b) No response required.

(c) The registrant has not amended its Code of Ethics as it relates to any element of the code of ethics definition enumerated in paragraph(b) of this Item 2 during the period covered by this report.

(d) The registrant has not granted a waiver or an implicit waiver from its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f) (1) The registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that, it has three audit committee financial experts serving on its audit committee, each of whom is an independent Trustee for purpose of this N-CSR item: John Neal, Bjorn Forfang and Shamila Kassam.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

Fiscal years Ended	3/31/2023*	3/31/2024
Audit Fees(a)	$-	$115,000
Audit-Related Fees(b)	-	-
Tax Fees(c)	-	13,500
All Other Fees(d)	-	-
Total	$-	$128,500

*The Fund commenced operation on June8, 2023 and thus made no payments in 2023.

(a) Audit Fees are the aggregate fees billed for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

(b) Audit-Related Fees are the aggregate fees for assurance and related services rendered by the principal accountant is the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

(c) Tax Fees are the aggregate fees billed for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

(d) All Other Fees are the aggregate fees for products and services provided by the principal accountant to the registrant, other than the services reported in paragraph (a)-(c) of this Item 4.

(e) (1) Registrant’s audit committee meets with the principal accountants and management to review and pre-approve all audit services to be provided by the principal accountants.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant, including the fees and other compensation to be paid to the principal accountants; provided that the pre-approval of non-audit services is waived in instances where the amount is immaterial or the full audit committee has authorized, the chairman of the audit committee may pre-approve audit and non-audit services by the registrant’s accountants. Such approvals shall be ratified by the full audit committee at the next meeting.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the principal accountants; provided that pre-approval of non-audit services to the adviser or an affiliate of the adviser is not required in instances where the amount is immaterial or the full audit committee has authorized, the chairman of the audit committee may pre-approve audit and non-audit services by the registrant’s accountants. Such approvals shall be ratified by the full audit committee at the next meeting.

(e)(2) No percentage of the principal accountant’s fees or services described in each of paragraphs (b)–(d) of this Item were approved pursuant to the waiver provision paragraph(c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal period ended:

	March, 31, 2023	March, 31, 2024
Non-audit fees:	$-	$-

(h) No disclosures are required by this Item 4(h).

(i) Not applicable.

(j) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

(a) Included in the Report to Shareholders in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant has delegated authority to vote all proxies relating to the Fund’s portfolio securities to the Fund investment advisor. Calamos Advisors LLC (“Calamos Advisors”). The Calamos Advisors Proxy Voting Policies and Procedures are included as an Exhibit hereto.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) Below is biographical information relating to the Fund’s portfolio managers as of the date of filing of the report:

R. Matthew Freund joined Calamos Advisors in 2016 as a Co-CIO, Head of Fixed Income Strategies, as well as a Senior Co-Portfolio Manager. Joshua Hemley joined Aksia in 2008, serving since 2020 as a Managing Director and Head of Credit Co-Investments. Previously, he was Strategy Head, Structured Credit & Real Estate from 2015-2019, Senior Analyst, Hedge Fund Research from 2012-2015, and Analyst, Hedge Fund Research from 2008-2012. Tim Nest joined Aksia in 2015, currently serving since 2021 as Partner, Head of Private Credit. Previously, he was Managing Director, Private Credit from 2018-2021, Strategy Head, Private Corporate Credit from 2016-2018, and Senior Analyst, Investment Research from 2015-2016. Eli Pars joined Calamos Advisors in 2013 and has been a Co-CIO, Head of Alternative Strategies and Co-Head of Convertible Strategies, as well as Senior Co-Portfolio Manager, since 2015. Between 2013 and 2015, he was a Co-Portfolio Manager. Messrs. Freund, Hemley, Nest and Pars also are members of the Investment Committee, which is charged with providing a top-down framework, maintaining oversight of risk and performance metrics, and evaluating investment process.

(a)(2) The portfolio managers primarily responsible for the day-to-day management of the Fund also manages other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of March 31, 2024: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by the portfolio manager; the total assets of such companies, vehicles and accounts; and the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance.

	NUMBER OF ACCOUNTS	ASSETS OF ACCOUNTS (IN BILLIONS)	NUMBER OF ACCOUNTS SUBJECT TO A PERFORMANCE FEE	ASSETS SUBJECT TO A PERFORMANCE FEE (IN BILLIONS)
R. Matthew Freund
Registered Investment Companies	20	$14.6	0	$0
Other Pooled Investment Vehicles	2	$0.6	0	$0
Other Accounts	5,045	$4.5	0	$0
Joshua Hemley
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	6	$3.2	3	$1.5
Other Accounts	5	$4.3	2	$3.1
Tim Nest
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	9	$6.4	3	$1.5
Other Accounts	14	$14.7	3	$3.1
Eli Pars
Registered Investment Companies	20	$27.9	2	$0.4
Other Pooled Investment Vehicles	5	$0.8	0	$0
Other Accounts	4,123	$3.6	0	$0

The portfolio managers may invest for their own benefit in securities held in brokerage and fund accounts. The information shown in the table does not include information about those accounts where the portfolio managers or members of their family have a beneficial or pecuniary interest because no advisory relationship exists with Calamos Advisors, Aksia or any of their affiliates.

The registrant’s portfolio managers are responsible for managing the registrant and other accounts, including separate accounts and unregistered funds.

Calamos Advisors’ Conflict Disclosure

Other than potential conflicts between investment strategies, the side-by-side management of both the Fund and other accounts may raise potential conflicts of interest due to the interest held by Calamos Advisors in an account and certain trading practices used by the portfolio managers (e.g., cross trades between the Fund and another account and allocation of aggregated trades). Calamos Advisors has developed policies and procedures reasonably designed to mitigate those conflicts. For example, Calamos Advisors will only place cross-trades in securities held by the Fund in accordance with the rules promulgated under the 1940 Act and has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

The allocation methodology employed by Calamos Advisors varies depending on the type of securities sought to be bought or sold and the type of client or group of clients. Generally, however, orders are placed first for those clients that have given Calamos Advisors brokerage discretion (including the ability to step out a portion of trades), and then to clients that have directed Calamos Advisors to execute trades through a specific broker. However, if the directed broker allows Calamos Advisors to execute with other brokerage firms, which then book the transaction directly with the directed broker, the order will be placed as if the client had given Calamos Advisors full brokerage discretion. Calamos Advisors and its affiliates frequently use a “rotational” method of placing and aggregating client orders and will build and fill a position for a designated client or group of clients before placing orders for other clients. A client account may not receive an allocation of an order if: (a) the client would receive an unmarketable amount of securities based on account size; (b) the client has precluded Calamos Advisors from using a particular broker; (c) the cash balance in the client account will be insufficient to pay for the securities allocated to it at settlement; (d) current portfolio attributes make an allocation inappropriate; and (e) account specific guidelines, objectives and other account specific factors make an allocation inappropriate. Allocation methodology may be modified when strict adherence to the usual allocation is impractical or leads to inefficient or undesirable results. Calamos Advisors’ head trader must approve each instance that the usual allocation methodology is not followed and provide a reasonable basis for such instances and all modifications must be reported in writing to the Calamos Advisors’ Chief Compliance Officer on a monthly basis.

Investment opportunities for which there is limited availability generally are allocated among participating client accounts pursuant to an objective methodology (i.e., either on a pro rata basis or using a rotational method, as described above). However, in some instances, Calamos Advisors may consider subjective elements in attempting to allocate a trade, in which case the Fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity. In considering subjective criteria when allocating trades, Calamos Advisors is bound by its fiduciary duty to its clients to treat all client accounts fairly and equitably.

The portfolio managers advise certain accounts under a performance fee arrangement. A performance fee arrangement may create an incentive for a portfolio manager to make investments that are riskier or more speculative than would be the case in the absence of performance fees. A performance fee arrangement may result in increased compensation to the portfolio managers from such accounts due to unrealized appreciation as well as realized gains in the client’s account.

Aksia’s Conflict Disclosure

As a registered investment adviser, Aksia is required to disclose and mitigate potential conflicts of interest. As such, Aksia has adopted policies and procedures that both identify and address potential conflicts, described in detail below:

a. Allocation of Investment Opportunities: Aksia’s procedures require the objective allocation of general investment opportunities to ensure fair and equitable allocation among customized separate account and advisory client accounts (collectively, “Clients”). In the event there is limited capacity in a general investment opportunity in which multiple Clients are interested, Aksia will first evaluate the opportunity in light of the investment guidelines and restrictions relevant to each Client, in order to determine whether the opportunity could be suitable for the Client. Once Aksia has identified the Clients for which the opportunity may be suitable, Aksia will reach out to each Client (or in the case of an investment management Client, to the Aksia client team) to gauge such Client’s interest in investing. When Aksia has received responses from the identified Clients, Aksia will advise the underlying manager offering the general investment opportunity which of Aksia’s Clients are interested in investing in its vehicle and request that the manager determine the allocations to the various Aksia Clients. In the event that our aggregate client interest exceeds the available capacity, and the manager is unwilling to decide between eligible clients, Aksia will seek to split the capacity pro rata among interested and eligible discretionary and non-discretionary advisory clients.

With respect to co-investment opportunities (“Co-Investments”), Aksia will first compile a list of Advisory Clients for which (i) Aksia has an obligation to perform co-investment sourcing services and (ii) such opportunity is consistent with the relevant client’s co-investment program preferences (“Participating Clients”), subject to any limitations placed upon Aksia by the underlying manager offering the Co-Investment. Aksia will then submit an indication of interest to the manager, specifying a distinct amount of the opportunity to be made available for each client. In submitting an indication of interest, Aksia will communicate to the manager a desired allocation of the opportunity in respect of Discretionary Clients, as well as Non-Discretionary Clients who have communicated to Aksia a desire to participate in the opportunity and the amount thereof. In the event of a Co-Investment opportunity with scarce capacity, the underlying manager offering the Co-Investment opportunity will generally determine the allocations among Aksia’s relevant clients. If the underlying manager delegates full or partial authority to Aksia, Aksia will seek to allocate the investment to Participating Clients in a fair and equitable manner with a preference towards a pro rata allocation based on interest. Following such allocation, if there is an additional excess allocation remaining, such excess allocation may be offered to any client of Aksia or to any third party, in each case selected by Aksia in its sole discretion. The foregoing allocation policy with respect to Co-Investments does not apply to client-sourced opportunities which may be preserved by the client to the extent Aksia is also not allocated or offered the opportunity directly by the manager.

Aksia acts as a discretionary investment manager to one or more Registered Investment Companies (each, a “Registered Fund’). Any Co-Investment opportunities in which both a Registered Fund and certain other Aksia Client funds invest must comply with either the exemptive relief Aksia has been granted by the SEC, or with SEC no-action guidance. The participation of a Registered Fund may impact the ability of the Registered Fund or of these certain Aksia Client funds to make an investment or a follow on investment.

With respect to secondary opportunities (“Secondary”), Aksia will first compile a list of Advisory Clients for which (i) Aksia is specifically contractually obligated to perform Secondary sourcing services and (ii) such opportunity is consistent with the relevant client’s Secondary program preferences and capabilities. Once Aksia determines the interest for each Client, Aksia will seek to directly or indirectly allocate the opportunity among such Clients pro-rata based on interest. If the seller is unable to allocate the opportunity across multiple Clients, Aksia will use a rotation approach, and review the date of each eligible client’s most recent offer of a Secondary opportunity. The client with the most time elapsed since its last Secondary offer will be offered the Secondary opportunity. If such client is a Non-Discretionary Advisory Client, Aksia will request the seller’s permission to notify the relevant client of the opportunity so that the client will be able to consider submitting a bid on the opportunity. If, however, Aksia has discretionary authority with respect to such client, Aksia will determine whether to submit an offer on the client’s behalf. If the relevant client or Aksia, as applicable, chooses not to submit a bid in respect of such Secondary opportunity, then the process will be repeated with the next client based on the time elapsed since the last Secondary offer until a bid is submitted in respect of the opportunity, or all identified clients have been offered the opportunity. If a bid has still not been submitted in respect of such opportunity, the opportunity may then be offered to clients for which Aksia is not expressly contractually obligated to perform Secondary sourcing services but for whom such opportunity may not be consistent with the relevant client’s general investment preferences and capabilities. The foregoing allocation policy with respect to Secondaries does not apply to client-sourced opportunities which may be preserved by the client to the extent Aksia is not also allocated or offered the opportunity directly by the manager.

b. Performance-Based Fees and Side-by-Side Management: While most advisory clients choose to pay fixed or asset-based fees, some pay performance-based fees. In addition, amongst clients paying fixed or asset-based fees, some may pay higher fees than others. These different payment structures may give rise to a potential conflict of interest because Aksia may have an incentive to favor Client accounts that pay Aksia performance-based compensation or higher fees. Aksia is mindful of its obligation to act in the best interests of its advisory clients and has thus adopted policies and procedures designed to mitigate the potential conflicts of interest that relate to the management of multiple accounts, including accounts with differing fee arrangements.

c. Clients with Affiliated Investment Managers: Given that Aksia’s clients are large institutions there are certain circumstances where Aksia may recommend, purchase, or sell for its clients’ funds managed by investment managers that are affiliated with clients of Aksia (whether because Aksia’s clients own a passive GP stake or otherwise are affiliated with an asset manager). Aksia has addressed this potential conflict of interest through the implementation of policies and procedures reasonably designed to ensure that its activities are carried out in compliance with applicable regulatory requirements and in the best interests of clients. For example, if Aksia were to recommend an investment with an investment manager that Aksia knew was affiliated with an Aksia client, Aksia would fully disclose the relationship in its due diligence report. In addition, the potential investment would be subjected to Aksia’s extensive due diligence process, which includes multiple layers of review by multiple individuals. This type of situation is rare.

d. Investing in Securities Recommended to Clients: From time to time, Aksia may form investment vehicles owned by Aksia, its members, its employees and/or its affiliates, that invest (directly or indirectly) in certain Clients to which it provides investment management services (a “GP Commitment”). This arrangement creates a conflict of interest because Aksia or its related persons has an incentive to favor Clients in which it owns a financial interest over its other Clients. Aksia addresses this potential conflict of interest via the implementation of its policies and procedures relating to the allocation of investment opportunities. In addition, certain of Aksia’s investment management clients have made seed investments in funds in return for fee savings or revenue participation (“Client Affiliated Managers”). To the extent that investment management clients in which Aksia has made a GP Commitment have made seed investments in funds of Client Affiliated Managers, Aksia will benefit economically from profits earned by such investment management clients, in addition to the fees that Aksia directly earns from its investment management clients. This poses a conflict of interest for Aksia in its recommendations to its clients. To mitigate this conflict, Aksia will disclose its pecuniary interest in such Client Affiliated Managers to its clients and take other steps to maintain Aksia’s objectivity. Clients can also instruct Aksia to avoid making investment allocations to Client Affiliated Managers.

(a)(3) Portfolio managers are compensated with an annual salary and a discretionary year-end annual bonus, the amount of which is based on a multitude of quantitative and qualitative factors and are benchmarked against peers and local markets. Portfolio managers of Calamos Advisors are also eligible to receive long-term incentive awards based on the performance of certain managed investment products for investment professionals. Depending on seniority within the firm, portfolio managers also may be eligible to receive performance fees from private funds that they manage that vest over time. Performance fees can make up a significant portion of a portfolio manager’s overall compensation, and primarily are based on the investment performance of the private funds managed by the portfolio manager. This compensation structure aligns a portfolio manager’s and investors’ long-term interests.

(a)(4) As of March 31, 2024, the end of the registrant’s most recently completed fiscal year, the dollar range of securities beneficially owned by each portfolio manager in the registrant is shown below:

AGGREGATE DOLLAR RANGE OF EQUITY
NAME	NAME SECURITIES IN THE FUND
R. Matthew Freund	$100,0001-$500,000
Joshua Hemley	$100,0001-$500,000
Tim Nest	$100,0001-$500,000
Eli Pars	$100,0001-$500,000

(b)Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a)            The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

b)            There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) Not applicable.

(b) Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

(a)(2)(iii) Proxy Voting Policies and Procedures.

(b) Certifications pursuant to Section 906 of the Sarbanes Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Aksia Alternative Credit and Income Fund

By:	/s/ Dan Dufresne
Name: Dan Dufresne
Title: Principal Executive Officer
Date: June 6, 2024

By:	/s/ Thomas E. Herman
Name: Thomas E. Herman
Title: Principal Financial Officer
Date: June 6, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Dan Dufresne
Name: Dan Dufresne
Title: Principal Executive Officer
Date: June 6, 2024

By:	/s/ Thomas E. Herman
Name: Thomas E. Herman
Title: Principal Financial Officer
Date: June 6, 2024